UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21328
______________________________________________

SMA Relationship Trust
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management Inc.
51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1. Reports to Stockholders.

SMA Relationship Trust
Series A
Series M
Series T
Semiannual Report
June 30, 2009

Table of contents

SMA Relationship Trust—Series A
Letter to shareholders	1
Performance at a glance	5
Industry diversification	7
Portfolio of investments	9

SMA Relationship Trust—Series M
Letter to shareholders	25
Performance at a glance	30
Summary of municipal securities by state	31
Portfolio of investments	32

SMA Relationship Trust—Series T
Letter to shareholders	37
Performance at a glance	41
Industry diversification	42
Portfolio of investments	43

Explanation of expense disclosure	55

Statement of assets and liabilities	57

Statement of operations	58

Statement of changes in net assets	59

Financial highlights
SMA Relationship Trust—Series A	61
SMA Relationship Trust—Series M	62
SMA Relationship Trust—Series T	64

Notes to financial statements	66

General information	80

Board approval of investment advisory agreements	81

SMA Relationship Trust—Series A

August 17, 2009

Dear shareholder,
We present you with the semiannual report for Series A (the “Fund”), a series of SMA Relationship Trust, for the six months ended June 30, 2009.

Performance
 Over the six-month reporting period, the Fund returned 6.47%, compared with the 0.88% decline of the Merrill Lynch US Treasury 1-5 year Index, the 6.35% return of the MSCI World Free Index (net), and the 2.60% return of the US Consumer Price Index (CPI). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions and the redemption of Fund shares, while the Index returns do not reflect fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 5.)

SMA Relationship Trust—Series A

Investment goal:
To maximize total return, consisting of capital appreciation and current income

Portfolio Manager:
 Curt Custard
UBS Global Asset
Management

Commencement:
April 2, 2008

Dividend payments:
Annually

An interview with Portfolio Manager Curt Custard
Q.	Can you describe the economic environment during the reporting period?
A.	Prior to the beginning of the reporting period, the US economy, as measured by gross domestic product (“GDP”), declined 0.5% in the third quarter of 2008. However, the bursting of the housing bubble, a severe credit crunch, falling consumer consumption and surging unemployment caused the US economy to weaken significantly. GDP then contracted 5.4% during the fourth quarter of 2008—the worst quarterly reading since 1982.

The economy has remained weak thus far in 2009, as first quarter GDP declined 6.4%. While the economy continued to contract during the second quarter, it was at a more modest pace, due, in part, to smaller declines in exports and business spending. The advance estimate for second quarter GDP showed a decline of 1.0%.

SMA Relationship Trust—Series A

Q.	How did the Federal Reserve Board (the “Fed”) and US Treasury Department react to the challenging economic and market environment?
A.	Both the Fed and US Treasury Department were extremely active given the magnitude of the economic decline and the turmoil in the financial markets, with the Treasury overseeing the $700 billion Troubled Asset Relief Program (“TARP”). More recently, the Treasury introduced the Public-Private Partnership Investment Program (PPIP), which aims to facilitate the purchase of $40 billion of toxic mortgage assets from bank balance sheets. The new administration in Washington put the revival of the economy on the front burner as President Obama signed a $787 billion stimulus package into law in February 2009.

The Fed held four scheduled meetings during the reporting period and, as expected, kept the federal funds rate unchanged in a range of zero to 0.25%. In conjunction with its June 2009 meeting, the Fed said, “...the pace of economic contraction is slowing. Conditions in financial markets have generally improved in recent months. Household spending has shown further signs of stabilizing but remains constrained by ongoing job losses, lower housing wealth, and tight credit. Businesses are cutting back on fixed investment and staffing but appear to be making progress in bringing inventory stocks into better alignment with sales.”

Q.	Which positions had a positive impact on performance during the reporting period?
A.	Market allocation contributed positively to results during the second half of the reporting period. Long exposures to US equities and high yield securities were rewarded as the reporting period progressed, investor risk aversion abated, and risky assets outperformed.

Overall, security selection enhanced the Fund’s results during the reporting period. Within the US Equity 130/30 portion of the Fund’s portfolio, security selection in energy, materials and the pharmaceutical and biotech sectors helped performance. Within the Large Cap Growth portion of the Fund’s portfolio, stock selection in the consumer discretionary and consumer staples sectors benefited results, as did stock selection within—and a relative overweight to—the financial services sector.

Currency positioning was positive during the reporting period, with a short position to the euro and a long position in the Swedish krona adding to performance. This was partially offset by a long position in the Swiss franc, which depreciated during the period.

SMA Relationship Trust—Series A

Q.	Which positions hindered performance during the period?
A.	A short position in Canadian and Australian equities detracted from performance during the period, as these markets rallied quite strongly following an increase in risk appetite.

Q.	How is the Fund allocated at the end of the reporting period?
A.	At period end, within global equities, the Fund has significant long positions in the US and the UK, which we believe to be undervalued. Other long positions include Japan, Switzerland, Italy, the Netherlands, Spain, Sweden, Korea, and Taiwan. The Fund has a short exposure to Australia, which is, in our view, expensive relative to other country markets.

Within fixed income, the Fund has a short exposure to US and Japanese government bonds, with a heavy weighting toward the long end of the yield curve, where we believe these markets to be the most overvalued. In the UK, the Fund held a short position in real yields, which we view as below fair value, through swaps.

The Fund also has a long exposure to German government bonds, which we believe to be attractive relative to other countries’ bonds. In addition, the Fund has a long exposure to high yield and investment grade debt markets through credit-default swaps.

Q.	What is your outlook for the economy?
A.	While it now looks as though the global economy may be over the worst of the crisis and markets have regained their appetite for risk, we believe that a return to growth may still be some time away. However, it seems that interest rate cuts around the globe and massive fiscal stimulus efforts are likely to help put the global economy on the road to recovery.

In the US, it appears that many of the actions taken by policy makers at the US Treasury Department and the Fed are having their intended effect—increasing liquidity within the financial system and providing credit to consumers and businesses. However, existing home sales have yet to show a meaningful recovery, and continuing unemployment claims remain high.

Going forward, we will continue to closely monitor incoming economic and market data to proactively manage the Fund’s portfolio.

SMA Relationship Trust—Series A

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Kai R. Sotorp
President
SMA Relationship Trust—Series A
Head—Americas
UBS Global Asset Management (Americas) Inc.

Curt Custard
Portfolio Manager
SMA Relationship Trust—Series A
Managing Director
UBS Global Asset Management

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series A

Performance at a glance (unaudited)

Average annual total returns for periods ended 06/30/09

			Since
	6 months	1 year	inception(1)

SMA Relationship Trust—Series A	6.47%	(14.12)%	(13.20)%

Merrill Lynch US Treasury 1-5 Year Index(2)	(0.88)%	5.48%	3.13%

MSCI World Free Index (net)(3)	6.35%	(29.50)%	(25.40)%

US Consumer Price Index (CPI)(4)	2.60%	(1.43)%	0.81%

(1)	Since inception returns are calculated as of the performance inception date, April 2, 2008, of SMA Relationship Trust—Series A. Inception date of the indices, for the purpose of this illustration, is March 31, 2008, which is the nearest month-end to the inception date of the Fund.

(2)	The Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index tracking US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(3)	The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees and expenses.

(4)	The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series A

Top ten equity holdings (unaudited)(1)
As a percentage of net assets
As of June 30, 2009

Total SA	1.0%

Roche Holding AG	0.8

BP PLC	0.8

WMS Industries, Inc.	0.7

Sysco Corp.	0.7

Express Scripts, Inc.	0.6

Illinois Tool Works, Inc.	0.6

Wells Fargo & Co.	0.6

Solera Holdings, Inc.	0.6

General Electric Co.	0.5

Total	6.9%

Country exposure, top five (unaudited)(1)
As a percentage of net assets
As of June 30, 2009

United States	31.5%

Japan	3.5

United Kingdom	3.1

France	2.4

Germany	1.5

Total	42.0%

(1)	Figures represent the direct investments of the SMA Relationship Trust—Series A. Figures could be different if a breakdown of the underlying investment companies was included.

SMA Relationship Trust—Series A

Industry diversification (unaudited)(2)
As a percentage of net assets
As of June 30, 2009

Common stocks
Aerospace & defense	0.07%

Air freight & logistics	0.54

Airlines	0.06

Auto components	0.12

Automobiles	0.49

Beverages	0.65

Biotechnology	0.75

Building products	0.18

Capital markets	0.95

Chemicals	1.46

Commercial banks	3.65

Commercial services & supplies	1.13

Communications equipment	0.25

Computers & peripherals	2.12

Construction & engineering	0.38

Construction materials	0.27

Consumer finance	0.18

Distributors	0.20

Diversified consumer services	0.82

Diversified financial services	0.97

Diversified telecommunication services	0.73

Electric utilities	1.03

Electrical equipment	0.28

Electronic equipment, instruments & components	0.47

Energy equipment & services	0.91

Food & staples retailing	1.42

Food products	0.50

Health care equipment & supplies	1.17

Health care providers & services	1.72

Hotels, restaurants & leisure	1.42

Household durables	0.24

Household products	0.41

Industrial conglomerates	0.78

Insurance	1.22

Internet & catalog retail	0.32

(2)	Figures represent the industry breakdown of direct investments of the SMA Relationship Trust—Series A. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.

SMA Relationship Trust—Series A

Industry diversification (unaudited) (concluded)(2)
As a percentage of net assets
As of June 30, 2009

Common stocks (concluded)
IT services	1.21%

Leisure equipment & products	0.09

Life sciences tools & services	0.55

Machinery	1.29

Marine	0.08

Media	1.18

Metals & mining	0.80

Multiline retail	0.38

Multi-utilities	0.70

Office electronics	0.35

Oil, gas & consumable fuels	3.92

Paper & forest products	0.09

Personal products	0.40

Pharmaceuticals	2.03

Professional services	0.55

Real estate investment trusts (REITs)	0.22

Real estate management & development	0.04

Road & rail	0.58

Semiconductors & semiconductor equipment	0.93

Software	2.29

Specialty retail	0.92

Tobacco	0.30

Trading companies & distributors	0.58

Water utilities	0.06

Wireless telecommunication services	1.39

Total common stocks	48.79

Rights	0.02

Investment companies
UBS U.S. Equity Alpha Relationship Fund	20.39

UBS U.S. Large Cap Growth Equity Relationship Fund	15.70

Total investment companies	36.09

Short-term investment	8.74

Total investments	93.64

Cash and other assets, less liabilities	6.36

Net assets	100.00%

(2)	Figures represent the industry breakdown of direct investments of the SMA Relationship Trust—Series A. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2009 (unaudited)

	Shares	Value

Common stocks—48.79%

Australia—0.75%
National Australia Bank Ltd.	1,953	$35,162

Qantas Airways Ltd.	9,292	14,990

QBE Insurance Group Ltd.	5,428	86,608

Westpac Banking Corp.	1,562	25,302

Woodside Petroleum Ltd.	458	15,870

		177,932

Austria—0.06%
Telekom Austria AG	936	14,645

Bermuda—0.32%
Accenture Ltd., Class A	1,700	56,882

Covidien PLC	500	18,720

		75,602

Canada—0.91%
Canadian Imperial Bank of Commerce	1,100	55,144

EnCana Corp.	600	29,682

George Weston Ltd.	300	15,047

Power Financial Corp.	800	19,017

Shoppers Drug Mart Corp.	700	30,085

Toronto-Dominion Bank	1,300	67,160

		216,135

Cayman Islands—0.10%
Seagate Technology	2,400	25,104

China—0.28%
Cheung Kong Infrastructure Holdings Ltd.	2,000	7,014

CLP Holdings Ltd.	2,000	13,267

Esprit Holdings Ltd.	4,400	24,499

Hang Seng Bank Ltd.	1,600	22,715

		67,495

Finland—0.15%
Stora Enso Oyj, Class R*	1,780	9,393

Tietoenator Oyj	1,067	14,218

UPM-Kymmene Oyj	1,371	11,949

		35,560

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2009 (unaudited)

	Shares	Value

Common stocks—(continued)

France—2.37%
AXA SA	375	$7,090

BNP Paribas	1,439	93,382

Cie Generale de Geophysique-Veritas*	1,987	35,871

France Telecom SA	3,905	88,722

GDF Suez	1,877	70,121

L’Oreal SA	150	11,230

Societe Generale	592	32,299

Total SA	4,212	228,131

		566,846

Germany—1.48%
Allianz SE	395	36,526

BASF SE	589	23,493

Daimler AG	416	15,052

Deutsche Bank AG	199	12,110

E.ON AG	773	27,437

Fresenius Medical Care AG & Co. KGaA ADR	900	40,500

Henkel AG & Co KGaA, Preference shares	2,436	76,112

Metro AG	656	31,358

SAP AG	449	18,102

Siemens AG	838	58,015

ThyssenKrupp AG	586	14,600

		353,305

Ireland—0.24%
CRH PLC	1,233	28,268

Elan Corp. PLC ADR*	4,700	29,939

		58,207

Italy—0.43%
ENI SpA	2,177	51,645

Intesa Sanpaolo SpA*	8,612	27,922

Terna-Rete Elettrica Nazionale SpA	1,641	5,473

UniCredit SpA*	6,650	17,037

		102,077

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2009 (unaudited)

	Shares	Value

Common stocks—(continued)

Japan—3.54%
Bank of Yokohama Ltd.	5,000	$26,631

Benesse Corp.	400	15,987

Bridgestone Corp.	800	12,497

Canon, Inc.	1,400	45,566

Central Japan Railway Co.	6	36,865

Funai Electric Co., Ltd.	200	8,188

Honda Motor Co., Ltd.	1,800	49,286

ITOCHU Corp.	2,000	13,814

Japan Tobacco, Inc.	13	40,520

JFE Holdings, Inc.	900	30,060

Kao Corp.	1,000	21,793

Komatsu Ltd.	2,000	30,695

Kubota Corp.	2,000	16,425

Leopalace21 Corp.	1,100	9,773

Marubeni Corp.	4,000	17,672

Mitsubishi UFJ Financial Group, Inc.	3,500	21,515

Mitsui OSK Lines Ltd.	3,000	19,354

Mitsui Sumitomo Insurance Group Holdings, Inc.	900	23,469

Nintendo Co., Ltd.	200	55,041

Nippon Electric Glass Co., Ltd.	2,000	22,294

Nippon Mining Holdings, Inc.	3,000	15,483

NTT DoCoMo, Inc.	12	17,526

Panasonic Corp.	1,000	13,413

Ricoh Co., Ltd.	3,000	38,429

Sankyo Co., Ltd.	400	21,383

Secom Co. Ltd.	200	8,112

Shin-Etsu Chemical Co., Ltd.	600	27,711

Sompo Japan Insurance, Inc.	4,000	26,557

Sumitomo Corp.	2,300	23,258

Sumitomo Metal Industries Ltd.	14,000	36,974

Sumitomo Mitsui Financial Group, Inc.	500	20,219

Sumitomo Trust & Banking Co., Ltd.	5,000	26,916

Toyota Motor Corp.	1,400	52,926

		846,352

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2009 (unaudited)

	Shares	Value

Common stocks—(continued)

Luxembourg—0.22%
ArcelorMittal	1,585	$52,054

Netherlands—0.84%
Akzo Nobel NV	268	11,793

ASML Holding NV, Class G	2,100	45,465

ASML Holding NV	1,515	32,861

Qiagen NV*	2,000	37,180

Reed Elsevier NV	1,228	13,543

Royal Dutch Shell PLC, Class B	2,387	60,263

		201,105

Norway—0.34%
Norsk Hydro ASA*	4,800	24,766

Petroleum Geo-Services ASA*	3,700	23,073

Telenor ASA*	4,200	32,423

		80,262

Portugal—0.05%
Portugal Telecom SGPS SA	1,160	11,360

Singapore—0.41%
DBS Group Holdings Ltd.	4,000	32,462

Oversea-Chinese Banking Corp. Ltd.	3,000	13,795

United Overseas Bank Ltd.	5,000	50,508

		96,765

Spain—0.22%
Acciona SA	115	14,136

Banco Santander SA	3,246	39,173

		53,309

Sweden—0.08%
Skandinaviska Enskilda Banken AB, Class A*	3,307	14,535

Telefonaktiebolaget LM Ericsson, Class B	390	3,815

		18,350

Switzerland—1.47%
Adecco SA	802	33,492

Credit Suisse Group AG	1,044	47,658

Holcim Ltd.*	237	13,500

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2009 (unaudited)

	Shares	Value

Common stocks—(continued)

Switzerland—(concluded)
Nestle SA	630	$23,777

Novartis AG	333	13,530

Roche Holding AG	1,456	198,087

Zurich Financial Services AG	125	22,126

		352,170

United Kingdom—3.05%
Associated British Foods PLC	4,485	56,332

Barclays PLC	24,941	116,169

BP PLC	23,354	184,804

British Sky Broadcasting Group PLC	10,444	78,348

Prudential PLC	6,366	43,317

Rio Tinto PLC	873	30,392

Severn Trent PLC	774	13,961

Tesco PLC	13,990	81,542

Tullow Oil PLC	3,797	58,744

Vodafone Group PLC	28,704	55,484

Wolseley PLC*	486	9,291

		728,384

United States—31.48%
Abbott Laboratories	300	14,112

Activision Blizzard, Inc.*	2,500	31,575

Aetna, Inc.	1,600	40,080

Affiliated Computer Services, Inc., Class A*	1,000	44,420

Aflac, Inc.	900	27,981

Air Products & Chemicals, Inc.	800	51,672

Allergan, Inc.	2,300	109,434

Amazon.com, Inc.*	900	75,294

American Electric Power Co., Inc.	1,500	43,335

American Tower Corp., Class A*	3,100	97,743

Amgen, Inc.*	1,400	74,116

Amphenol Corp., Class A	2,900	91,756

Analog Devices, Inc.	1,100	27,258

Apple, Inc.*	300	42,729

Arch Coal, Inc.	400	6,148

AT&T, Inc.	1,100	27,324

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2009 (unaudited)

	Shares	Value

Common stocks—(continued)

United States—(continued)
Atmel Corp.*	13,200	$49,236

Autodesk, Inc.*	1,000	18,980

Avon Products, Inc.	900	23,202

Baker Hughes, Inc.	300	10,932

Bank of New York Mellon Corp.	300	8,793

BioMarin Pharmaceutical, Inc.*	2,100	32,781

BorgWarner, Inc.	500	17,075

Bucyrus International, Inc.	1,100	31,416

Burlington Northern Santa Fe Corp.	1,400	102,956

C.H. Robinson Worldwide, Inc.	1,200	62,580

C.R. Bard, Inc.	1,200	89,340

Capital One Financial Corp.	800	17,504

Carnival Corp.	1,400	36,078

Central European Distribution Corp.*	2,600	69,082

CME Group, Inc.	100	31,111

Cognizant Technology Solutions Corp., Class A*	4,400	117,480

Comcast Corp., Class A	5,200	75,348

Concur Technologies, Inc.*	1,800	55,944

Constellation Brands, Inc., Class A*	6,700	84,956

Continental Resources, Inc.*	3,000	83,250

Costco Wholesale Corp.	200	9,140

Covance, Inc.*	700	34,440

Darden Restaurants, Inc.	2,200	72,556

DaVita, Inc.*	1,400	69,244

Dell, Inc.*	7,200	98,856

Digital Realty Trust, Inc REIT	1,500	53,775

Discover Financial Services	2,500	25,675

Dun & Bradstreet Corp.	900	73,089

Ecolab, Inc.	3,200	124,768

EnergySolutions, Inc.	7,000	64,400

ENSCO International, Inc.	1,300	45,331

EOG Resources, Inc.	300	20,376

Estee Lauder Cos., Inc., Class A	1,800	58,806

Exelon Corp.	2,500	128,025

Express Scripts, Inc.*	2,100	144,375

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2009 (unaudited)

	Shares	Value

Common stocks—(continued)

United States—(continued)
F5 Networks, Inc.*	600	$20,754

FedEx Corp.	1,200	66,744

FirstEnergy Corp.	100	3,875

Fiserv, Inc.*	1,200	54,840

Flowers Foods, Inc.	1,900	41,496

Fortune Brands, Inc.	1,000	34,740

GameStop Corp., Class A*	2,500	55,025

General Dynamics Corp.	300	16,617

General Electric Co.	11,000	128,920

Genzyme Corp.*	1,300	72,371

H&R Block, Inc.	4,000	68,920

Halliburton Co.	1,900	39,330

Henry Schein, Inc.*	1,500	71,925

Hewlett-Packard Co.	700	27,055

Home Depot, Inc.	800	18,904

Idexx Laboratories, Inc.*	700	32,340

Illinois Tool Works, Inc.	3,700	138,158

Immucor, Inc.*	3,800	52,288

Intel Corp.	1,900	31,445

IntercontinentalExchange, Inc.*	400	45,696

International Game Technology	1,800	28,620

JC Penney Co., Inc.	300	8,613

Joy Global, Inc.	900	32,148

JPMorgan Chase & Co.	1,100	37,521

LKQ Corp.*	2,900	47,705

Macy’s, Inc.	2,900	34,104

Martin Marietta Materials, Inc.	300	23,664

Masco Corp.	4,600	44,068

Medco Health Solutions, Inc.*	700	31,927

Medtronic, Inc.	2,500	87,225

Merck & Co., Inc.	1,900	53,124

MetroPCS Communications, Inc.*	2,400	31,944

Micron Technology, Inc.*	4,900	24,794

Micros Systems, Inc.*	1,500	37,980

Microsoft Corp.	2,500	59,425

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2009 (unaudited)

	Shares	Value

Common stocks—(continued)

United States—(continued)
Monsanto Co.	100	$7,434

Monster Worldwide, Inc.*	2,100	24,801

Morgan Stanley	1,500	42,765

MSC Industrial Direct Co., Class A	2,100	74,508

MSCI, Inc., Class A*	3,500	85,540

Nasdaq OMX Group, Inc.*	1,500	31,965

National Oilwell Varco, Inc.*	800	26,128

NCR Corp.*	5,200	61,516

NetApp, Inc.*	6,000	118,320

Newfield Exploration Co.*	1,700	55,539

News Corp., Class A	2,500	22,775

NiSource, Inc.	3,600	41,976

Omnicom Group, Inc.	1,500	47,370

O’Reilly Automotive, Inc.*	1,800	68,544

PACCAR, Inc.	800	26,008

Pfizer, Inc.	4,400	66,000

Philip Morris International, Inc.	700	30,534

Praxair, Inc.	1,000	71,070

Quanta Services, Inc.*	3,900	90,207

Regal-Beloit Corp.	1,000	39,720

Republic Services, Inc.	3,710	90,561

Roper Industries, Inc.	600	27,186

Salesforce.com, Inc.*	700	26,719

SanDisk Corp.*	2,800	41,132

SBA Communications Corp., Class A*	2,700	66,258

Sempra Energy	1,100	54,593

Smith International, Inc.	1,400	36,050

Solera Holdings, Inc.*	5,300	134,620

Southwestern Energy Co.*	2,300	89,355

Sprint Nextel Corp.*	13,500	64,935

SPX Corp.	700	34,279

Starent Networks Corp.*	1,400	34,174

Starwood Hotels & Resorts Worldwide, Inc.	500	11,100

Stericycle, Inc.*	1,200	61,836

Strayer Education, Inc.	500	109,055

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2009 (unaudited)

	Shares	Value

Common stocks—(concluded)

United States—(concluded)
Symantec Corp.*	4,700	$73,132

Sysco Corp.	7,700	173,096

Target Corp.	1,200	47,364

TD Ameritrade Holding Corp.*	6,500	114,010

Teradata Corp.*	4,000	93,720

Terra Industries, Inc.	1,200	29,064

Tetra Tech, Inc.*	1,600	45,840

Thermo Fisher Scientific, Inc.*	1,500	61,155

Time Warner Cable, Inc.	167	5,289

Time Warner, Inc.	466	11,739

Ultra Petroleum Corp.*	800	31,200

UnitedHealth Group, Inc.	600	14,988

Urban Outfitters, Inc.*	2,500	52,175

Viacom, Inc., Class B*	1,100	24,970

VMware, Inc., Class A*	1,276	34,796

Wells Fargo & Co.	5,600	135,856

WMS Industries, Inc.*	5,500	173,305

Wynn Resorts Ltd.*	500	17,650

Xilinx, Inc.	600	12,276

		7,516,380

Total common stocks (cost—$14,539,678)		11,649,399

	Number of
	rights

Rights—0.02%

United Kingdom—0.02%
Rio Tinto PLC, expires 07/01/09* (cost—$18,016)	458	5,259

	Units

Investment companies—36.09%

UBS U.S. Equity Alpha Relationship Fund*(1)	595,975	4,867,746

UBS U.S. Large Cap Growth Equity Relationship Fund*(1)	410,799	3,749,566

Total investment companies (cost—$11,535,075)		8,617,312

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2009 (unaudited)

	Units	Value

Short-term investment—8.74%

JPMorgan Liquid Assets Money Market Fund, 0.189%(2) (cost—$2,086,364)	2,086,364	$2,086,364

Total investments—93.64% (cost—$28,179,133)		22,358,334

Cash and other assets, less liabilities—6.36%		1,517,698

Net assets—100.00%		$23,876,032

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, which was the same for book purposes, was $28,179,133; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$470,411

Gross unrealized depreciation	(6,291,210)

Net unrealized depreciation of investments	$(5,820,799)

*	Non-income producing security.
(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at June 30, 2009.
ADR	American depositary receipt
Preference
shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real estate investment trust

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2009 (unaudited)

Forward foreign currency contracts
SMA Relationship Trust—Series A had the following open forward foreign currency contracts as of June 30, 2009:

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

Canadian Dollar	510,000	USD	463,161	09/18/09	$24,523

Euro	2,305,000	USD	3,228,936	09/18/09	(4,356)

Great Britain Pound	570,000	USD	936,681	09/18/09	(992)

Japanese Yen	88,300,000	USD	903,223	09/18/09	(14,200)

Singapore Dollar	125,000	USD	86,171	09/18/09	(92)

Swiss Franc	868,796	USD	805,186	09/18/09	4,828

United States Dollar	277,220	KRW	352,000,000	09/03/09	(39)

United States Dollar	206,017	MXN	2,830,000	09/18/09	6,463

United States Dollar	369,346	MYR	1,295,000	09/03/09	(1,719)

United States Dollar	1,483,703	SEK	11,390,000	09/18/09	(7,494)

United States Dollar	560,573	TWD	18,000,000	09/03/09	(5,753)

Net unrealized appreciation on forward foreign currency contracts					$1,169

Currency type abbreviations:
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
SEK	Swedish Krona
TWD	New Taiwan Dollar
USD	United States Dollar

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2009 (unaudited)

Futures contracts
SMA Relationship Trust—Series A had the following open futures contracts as of June 30, 2009:

				Unrealized
	Expiration	Cost/		appreciation/
	dates	(proceeds)	Value	(depreciation)

US treasury futures sell contracts:
10 Year US Treasury Notes,
18 contracts (USD)	September 2009	$(2,076,074)	$(2,092,781)	$(16,707)

Index futures buy contracts:
Amsterdam Exchange Index,
1 contract (EUR)	July 2009	71,104	71,277	173

Dow Jones EURO STOXX
50 Index, 3 contracts (EUR)	September 2009	104,616	101,225	(3,391)

FTSE 100 Index,
15 contracts (GBP)	September 2009	1,061,580	1,044,869	(16,711)

FTSE MIB Index,
1 contract (EUR)	September 2009	130,774	134,618	3,844

Hang Seng Stock Index,
1 contract (HKD)	July 2009	112,493	118,461	5,968

IBEX 35 Index,
1 contract (EUR)	July 2009	132,926	136,748	3,822

MSCI Taiwan Index,
18 contracts (USD)	July 2009	410,818	412,933	2,115

NIKKEI 225 Index,
3 contracts (JPY)	September 2009	304,446	307,209	2,763

OMX Stockholm 30 Index,
10 contracts (SEK)	July 2009	102,935	103,200	265

Index futures sell contracts:
CAC 40 Euro Index,
14 contracts (EUR)	July 2009	(636,217)	(617,403)	18,814

DAX Index,
2 contracts (EUR)	September 2009	(339,549)	(338,984)	565

S&P 500 Index,
86 contracts (USD)	September 2009	(4,033,357)	(3,936,650)	96,707

S&P MidCap 400 Index,
76 contracts (USD)	September 2009	(4,511,052)	(4,382,920)	128,132

S&P Toronto Stock Exchange
60 Index, 2 contracts (CAD)	September 2009	(221,518)	(215,656)	5,862

SPI 200 Index,
7 contracts (AUD)	September 2009	(566,936)	(547,145)	19,791

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2009 (unaudited)

Futures contracts (concluded)

				Unrealized
	Expiration	Cost/		appreciation/
	dates	(proceeds)	Value	(depreciation)

Interest rate futures buy contracts:
Euro-Bund, 19 contracts (EUR)	September 2009	$3,172,266	$3,227,285	$55,019

Interest rate futures sell contracts:
10 Year Japanese Government Bonds, 52 contracts (JPY)	September 2009	(7,342,787)	(7,459,802)	(117,015)

Net unrealized appreciation on futures contracts				$190,016

Currency type abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

SMA Relationship Trust—Series A had outstanding interest rate swap agreements with the following terms as of June 30, 2009:

Counterparty—Deutsche Bank AG:

					Payments
			Payments		received			Unrealized
Notional		Termination	made by		by the			appreciation/
amount		dates	the Fund		Fund		Value	(depreciation)

GBP	600,000	04/02/38	4.6500	%(1)	1.8425	%(2)	$(69,533)	$(69,533)

GBP	600,000	04/02/38	—	(3)	3.7000	(1)	22,089	22,089

GBP	450,000	08/05/38	—	(3)	3.8750	(1)	53,886	53,886

GBP	500,000	08/05/38	4.6375	(1)	2.3150	(2)	(59,083)	(59,083)

GBP	200,000	06/03/39	4.1600	(1)	1.4763	(2)	4,036	4,036

GBP	250,000	06/03/39	—	(3)	3.6125	(1)	(16,697)	(16,697)

							$(65,302)	$(65,302)

(1)	Payments made or received are based on the notional amount.
(2)	Rate based on 6 month LIBOR (GBP BBA).

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2009 (unaudited)

(3)	Zero coupon inflation swap. Cash is exchanged at the end of the swap. The dollar amount to be paid/received by the Fund is based on the RPI (Retail Price Index in the UK) as published by the Office of National Statistics.
BBA	British Banking Association
LIBOR	London Interbank Offered Rate

Currency type abbreviation:
GBP	Great Britain Pound

SMA Relationship Trust—Series A had outstanding credit default swap agreements with the following terms as of June 30, 2009:

Credit default swaps on credit indices—sell protection(1)

Counterparty—Deutsche Bank AG:

				Payments
		Payments		received		Upfront		Unrealized
Notional	Termination	made by		by the		payments		appreciation/	Credit
amount	dates	the Fund		Fund		made	Value	(depreciation)	spread(2)

USD 1,952,000	06/20/13	—	%(3)	1.5500	%(4)	$—	$(18,440)	$(18,440)	1.8667%

USD 1,112,500	06/20/13	—	(5)	5.0000	(4)	—	(137,625)	(137,625)	8.8740

EUR 980,000	06/20/13	—	(6)	6.5000	(4)	—	(109,009)	(109,009)	9.0601

USD 585,600	06/20/13	—	(3)	1.5500	(4)	—	(5,532)	(5,532)	1.8667

EUR 900,000	06/20/14	—	(7)	1.8500	(4)	(37,335)	41,589	4,254	1.1483

EUR 300,000	06/20/14	—	(7)	1.8500	(4)	(6,599)	13,863	7,264	1.1483

EUR 300,000	06/20/14	—	(7)	1.8500	(4)	(13,774)	13,863	89	1.1483

						$(57,708)	$(201,291)	$(258,999)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2009 (unaudited)

(3)	Payment to the counter party will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 10 Index.

(4)	Payments made or received are based on the notional amount.

(5)	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 10 Index.

(6)	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Crossover Series 9 Index.

(7)	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Series 11 Index.

Currency type abbreviations:
EUR	Euro
USD	United States Dollar

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments. The Fund may hold investments which have been fair valued in accordance with the Fund’s fair valuation policy as of June 30, 2009, which may result in movement between Level 1 and Level 2.

Measurements at 06/30/09

	Quoted prices
	in active	Significant
	markets for	other
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Rights	$—	$5,259	$—	$5,259

Common stocks	7,986,305	3,663,094	—	11,649,399

Investment companies	—	8,617,312	—	8,617,312

Short-term investment	—	2,086,364	—	2,086,364

Other financial instruments(1)	190,016	(323,132)	—	(133,116)

Total	$8,176,321	$14,048,897	$—	$22,225,218

(1)	Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

SMA Relationship Trust—Series A

Portfolio of investments—June 30, 2009 (unaudited)

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Rights	Common stocks	Total

Assets
Beginning balance	$4,341	$33,931	$38,272

Total gains or losses (realized/unrealized) included in earnings	0	1,933	1,933

Purchases, sales, issuances, and settlements (net)	0	(5,542)	(5,542)

Transfers in and/or out of Level 3	(4,341)	(30,322)	(34,663)

Ending balance	$—	$—	$—

The amount of total gains or losses for the period
included in earnings attributable to the change in
unrealized gains or losses relating to investments
still held at 06/30/09	$0	$0	$0

See accompanying notes to financial statements

SMA Relationship Trust—Series M

August 17, 2009

Dear shareholder,
We present you with the semiannual report for Series M (the “Fund”), a series of SMA Relationship Trust, for the six months ended June 30, 2009.

Performance
 Over the six-month period, the Fund returned 5.69%, compared with the 6.43% return of its benchmark, the Barclays Capital Municipal Bond Index (the “Index”).(1) (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. For more on the Fund’s performance, see “Performance at a glance” on page 30.)

SMA Relationship Trust—Series M

Investment goal:
Total return consisting of capital appreciation and current income exempt from federal income tax

Portfolio Manager:
 Elbridge T. Gerry
UBS Global Asset
Management (Americas) Inc.

Commencement:
October 8, 2003

Dividend payments:
Monthly

An interview with Portfolio Manager Elbridge T. Gerry
Q.	Can you describe the economic environment during the reporting period?
A.	Prior to the beginning of the reporting period, the US economy, as measured by gross domestic product (“GDP”), declined 0.5% in the third quarter of 2008. However, the bursting of the housing bubble, a severe credit crunch, falling consumer consumption and surging unemployment caused the US economy to weaken significantly. GDP then contracted 5.4% during the fourth quarter of 2008—the worst quarterly reading since 1982.

The economy has remained weak thus far in 2009, as first quarter GDP declined 6.4%. While the economy continued to contract during the second quarter, it was at a more modest pace, due, in part, to smaller declines in exports and business spending. The advance estimate for second quarter GDP showed a decline of 1.0%.

(1)	Formerly known as the Lehman Brothers Municipal Bond Index.

SMA Relationship Trust—Series M

Q.	How did the Federal Reserve Board (the “Fed”) and US Treasury Department react to the challenging economic and market environment?
A.	Both the Fed and the US Treasury Department were extremely active given the magnitude of the economic decline and the turmoil in the financial markets, with the Treasury overseeing the $700 billion Troubled Asset Relief Program (“TARP”). More recently, the Treasury introduced the Public-Private Partnership Investment Program (PPIP), which aims to facilitate the purchase of $40 billion of toxic mortgage assets from bank balance sheets. The new administration in Washington put the revival of the economy on the front burner as President Obama signed into law a $787 billion stimulus package in February 2009.

The Fed held four scheduled meetings during the reporting period and, as expected, kept the federal funds rate unchanged in a range of zero to 0.25%. In conjunction with its June 2009 meeting, the Fed said, “...the pace of economic contraction is slowing. Conditions in financial markets have generally improved in recent months. Household spending has shown further signs of stabilizing but remains constrained by ongoing job losses, lower housing wealth, and tight credit. Businesses are cutting back on fixed investment and staffing but appear to be making progress in bringing inventory stocks into better alignment with sales.”

Q.	How did the overall US bond and municipal markets perform during the reporting period?
A.	The US bond market as a whole generated a modest gain during the reporting period. After a lengthy period of heightened risk aversion, investors were gradually drawn to lower-quality, non-Treasury securities. This was prompted by signs that the US government’s stimulus efforts would take hold and hopes that positive growth would return later in 2009. Both investment grade and high yield bonds posted solid returns, with the overall US bond market, as measured by the Barclays Capital US Aggregate Index, returning 1.90% during the six-month period.(2)

The municipal bond market outperformed its taxable bond counterparts during the reporting period. A decrease in risk aversion and strong demand for tax-free bonds supported municipal bond prices. All told, the Barclays Capital Municipal Bond Index returned 6.43% during the six-month reporting period. Within the Index, longer-maturity and lower-rated tax-free bonds, both of which performed poorly in 2008, generated strong results.

(2)	Formerly known as the Lehman Brothers US Aggregate Index.

SMA Relationship Trust—Series M

Q.	How did you manage the Fund over the reporting period?
A.	As always, we maintained our investment discipline, which includes conducting extensive analysis of the credit quality of the underlying issuers of securities, regardless of the existence of insurance enhancement.

Given continued economic headwinds and the likelihood of lower tax revenues for state and local municipalities, we positioned the Fund defensively during the reporting period. This, in part, called for maintaining a duration that was slightly shorter than that of its benchmark, which modestly detracted from results. (Duration measures the price sensitivity of a portfolio to interest rate changes.) The Fund also held a slight underweight to lower-rated BBB municipal securities.(3) This held back the Fund’s relative performance as lower-quality securities rallied during the reporting period.

From a yield curve perspective, The Fund had an underweight exposure to securities with maturities of 30+ years. However, this underweight hurt performance as 30+ year bonds generated strong performance as risk aversion receded. This was somewhat offset by the Fund’s underweight to shorter-term tax-free bonds, which lagged the overall municipal market.

The Fund also benefited from a modest overweight to the 10- to 15-year portion of the yield curve. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. A “steepening yield curve” is one in which long-term bond yields increase relative to those of short-term bonds.)

Q.	From a sector perspective, which areas did you find attractive and which did you avoid?
A.	The Fund’s sector positioning produced mixed results. The best-performing sector within the Index was industrial development revenue/pollution control revenue bonds. However, given our defensive positioning, the Fund had an underweight exposure to the sector, which served to detract from its relative performance. Underweights in the hospital and housing sectors—two other strong performers during the reporting period—were also negative for results. In contrast, a significant overweight in the transportation sector was a positive for performance.

(3)	According to Standard & Poor’s Ratings Group, bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

SMA Relationship Trust—Series M

Q.	What is your outlook for the economy and the municipal bond market?
A.	We believe that fundamental credit research and a focus on long-term value will continue to be critical to the municipal fixed income investment process. As the credit crisis has progressed, the credit characteristics of the market have changed, and the supply of AAA-rated bonds has lessened.(4) We plan to focus on high-quality underlying positions, including essential service revenue bonds, which generally perform better in a recessionary environment.

In the municipal market, there are dislocations between the bid and ask prices across securities and sectors. In this environment, we believe the importance of active management has become increasingly critical. We continue to position the Fund’s duration shorter than that of the Index, largely avoiding investments outside of the 20-year area, and focusing on high quality, liquidity and low volatility, while seeking undervalued positions.

(4)	AAA is the highest rating assigned by Standard & Poor’s Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

SMA Relationship Trust—Series M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Kai R. Sotorp
President
SMA Relationship Trust—Series M
Head—Americas
UBS Global Asset Management (Americas) Inc.

Elbridge T. Gerry
Portfolio Manager
SMA Relationship Trust—Series M
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns for periods ended 06/30/09

				Since
	6 months	1 year	5 years	inception(1)

SMA Relationship Trust—Series M	5.69%	1.88%	3.81%	3.59%

Barclays Capital Municipal Bond Index(2)	6.43%	3.77%	4.14%	3.89%

(1)	Since inception returns are calculated as of the performance inception date, October 8, 2003, of SMA Relationship Trust—Series M.

(2)	The Barclays Capital Municipal Bond Index (formerly known as the Lehman Brothers Municipal Bond Index) is an unmanaged, unleveraged measure of the total return for municipal bonds issued across the United States. Index returns do not include reinvestment of dividends and do not reflect any fees or expenses. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Summary of municipal securities by state (unaudited)
As a percentage of net assets
As of June 30, 2009

Long-term municipal bonds:
Arizona	1.59%

Colorado	10.88

Connecticut	1.60

Delaware	3.43

Georgia	5.56

Illinois	12.11

Indiana	4.36

Maryland	1.91

Massachusetts	3.38

Michigan	3.10

Missouri	1.49

Nevada	4.69

New Jersey	2.47

New York	6.59

North Carolina	3.24

Ohio	2.46

Oregon	1.60

Pennsylvania	0.53

Puerto Rico	1.38

Texas	16.57

Utah	0.93

Washington	9.08

Total long-term municipal bonds	98.95

Short-term investment	1.29

Total investments	100.24

Liabilities, in excess of cash and other assets	(0.24)

Net assets	100.00%

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2009 (unaudited)

	Face
	amount	Value

Long-term municipal bonds—98.95%

Arizona—1.59%
Salt River Project Agricultural Improvement &
Power District Revenue Bonds,
Series A, 5.125%, due 01/01/27	$3,465,000	$3,540,190

Colorado—10.88%
Colorado Health Facilities Authority Revenue Bonds,
Series E, 5.125%, due 11/15/16(1),(2)	360,000	418,352

Series E, 5.125%, due 11/15/25(2)	6,290,000	6,087,840

Regional Transportation District Revenue Bonds,
Series A, AMBAC, 5.000%, due 11/01/16(1)	15,390,000	17,786,377

		24,292,569

Connecticut—1.60%
State of Connecticut General Obligation Bonds,
Series C, 5.000%, due 11/01/11	3,280,000	3,572,281

Delaware—3.43%
State of Delaware General Obligation Bonds
Series A, 5.000%, due 01/01/12	7,000,000	7,670,320

Georgia—5.56%
State of Georgia General Obligation Bonds,
Series E, 5.000%, due 08/01/19	5,000,000	5,618,450

Series E, 5.000%, due 08/01/21	6,160,000	6,786,965

		12,405,415

Illinois—12.11%
Chicago Metropolitan Water Reclamation
District-Greater Chicago General Obligation Bonds,
5.000%, due 12/01/18	5,600,000	6,152,216

Chicago O’Hare International Airport Revenue Bonds,
Series B, MBIA, 5.250%, due 01/01/18	10,000,000	10,424,600

De Witt Ford County Community School
District No. 540 General Obligation Bonds,
FSA, 5.000%, due 12/01/24	8,425,000	8,724,340

Will County Community School
District No.161 General Obligation Bonds,
FGIC, 1.257%, due 01/01/12(3)	1,915,000	1,748,395

		27,049,551

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2009 (unaudited)

	Face
	amount	Value

Long-term municipal bonds—(continued)

Indiana—4.36%
Indiana Health & Educational Facilities
Financing Authority Hospital Revenue Bonds,
Series B, 5.000%, due 02/15/17	$2,000,000	$2,012,200

Purdue University Revenue Bonds,
Series A, 5.000%, due 07/01/13(1)	6,850,000	7,715,497

		9,727,697

Maryland—1.91%
Howard County General Obligation Bonds,
Series B, 5.000%, due 02/15/11	4,000,000	4,267,280

Massachusetts—3.38%
Massachusetts State Water Pollution
Abatement Revenue Bonds,
Series A, 5.250%, due 08/01/19	6,495,000	7,550,892

Michigan—3.10%
Michigan Municipal Bond
Authority Revenue Bonds,
FSA, 5.000%, due 06/01/15	6,290,000	6,917,365

Missouri—1.49%
Missouri State Highways & Transit Commission
Revenue Bonds,
5.000%, due 02/01/19	2,950,000	3,333,559

Nevada—4.69%
Clark County General Obligation Bonds,
AMBAC, 5.000%, due 11/01/21	5,235,000	5,257,929

Clark County School District General Obligation Bonds,
Series B, AMBAC, 5.000%, due 06/15/19	5,130,000	5,224,290

		10,482,219

New Jersey—2.47%
New Jersey Economic Development Authority Revenue Bonds,
5.375%, due 06/15/14	1,240,000	1,205,081

New Jersey State Transportation Trust Fund
Authority Revenue Bonds,
Series A, 5.500%, due 12/15/21	4,070,000	4,316,683

		5,521,764

New York—6.59%
New York City Municipal Water Finance Authority Revenue Bonds,
Series E, FSA-CR, 5.000%, due 06/15/26	5,000,000	5,043,450

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2009 (unaudited)

	Face
	amount	Value

Long-term municipal bonds—(continued)

New York—(concluded)
Triborough Bridge & Tunnel Authority Revenue Bonds,
Series C, 5.000%, due 11/15/22	$4,305,000	$4,578,368

AMBAC, 5.125%, due 11/15/26	5,000,000	5,084,850

		14,706,668

North Carolina—3.24%
North Carolina Eastern Municipal Power
Agency Power Systems Revenue Bonds,
Series A, AMBAC, 5.000%, due 01/01/16	5,800,000	6,004,914

Series A, 6.400%, due 01/01/21(1)	1,000,000	1,228,890

		7,233,804

Ohio—2.46%
Buckeye Tobacco Settlement Financing Authority Revenue Bonds,
Series A-2, 5.125%, due 06/01/24	6,820,000	5,490,100

Oregon—1.60%
Portland Community College District General Obligation Bonds,
5.000%, due 06/15/25	3,340,000	3,565,383

Pennsylvania—0.53%
Commonwealth of Pennsylvania General Obligation Bonds,
5.000%, due 10/01/26	1,125,000	1,180,699

Puerto Rico—1.38%
Puerto Rico Highway & Transportation Authority Revenue Bonds,
Series N, 5.500%, due 07/01/23	3,320,000	3,078,204

Texas—16.57%
City of Brownsville General Obligation Bonds,
AMBAC, 1.371%, due 02/15/11(3)	1,315,000	1,221,635

North East Independent School District General Obligation Bonds,
Series A, PSF-GTD, 5.000%, due 08/01/27	5,000,000	5,222,850

San Antonio Electric & Gas Revenue Bonds,
5.000%, due 02/01/19	10,000,000	10,635,300

Tarrant County Cultural Education
Facilities Finance Corp. Revenue Bonds,
Series A, 5.000%, due 02/15/22	5,000,000	4,985,800

Texas State Transportation Commission Revenue Bonds,
5.000%, due 04/01/11	6,815,000	7,283,667

Series A, 5.000%, due 04/01/20	7,105,000	7,647,680

		36,996,932

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2009 (unaudited)

	Face
	amount	Value

Long-term municipal bonds—(concluded)

Utah—0.93%
Utah Transit Authority Revenue Bonds,
Series A, 5.000%, due 06/15/27	$2,000,000	$2,068,140

Washington—9.08%
King County School District No. 403 General Obligation Bonds,
5.000%, due 12/01/27	6,620,000	6,923,395

State of Washington General Obligation Bonds,
Series A, FGIC, 5.000%, due 07/01/26	8,055,000	8,248,400

Series B, FSA, 5.000%, due 07/01/29	5,000,000	5,098,600

		20,270,395

Total long-term municipal bonds (cost—$222,484,163)		220,921,427

	Shares

Short-term investment—1.29%

JPMorgan Tax Free Money Market Fund,
0.004%(4) (cost—$2,883,160)	2,883,160	2,883,160

Total investments—100.24% (cost—$225,367,323)		223,804,587

Liabilities, in excess of cash and other assets—(0.24%)		(536,852)

Net assets—100.00%		$223,267,735

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, which was the same for book purposes, was $225,367,323; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$3,212,311

Gross unrealized depreciation	(4,775,047)

Net unrealized depreciation of investments	$(1,562,736)

(1)	Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.
(2)	Floating rate security—The interest rates shown are the current rates as of June 30, 2009.
(3)	Rate shown reflects annualized yield at June 30, 2009 on zero coupon bond.
(4)	The rate shown reflects the yield at June 30, 2009.
AMBAC	American Municipal Bond Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance
FSA-CR	Financial Security Assurance Custodial Receipts
MBIA	MBIA Insurance Corp.
PSF-GTD	Permanent School Fund Guaranteed

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2009 (unaudited)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments.

Measurements at 06/30/09

	Quoted prices
	in active	Significant
	markets for	other
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Municipal bonds	$—	$220,921,427	$—	$220,921,427

Short-term investment	—	2,883,160	—	2,883,160

Total	$—	$223,804,587	$—	$223,804,587

See accompanying notes to financial statements

SMA Relationship Trust—Series T

August 17, 2009

Dear shareholder,
We present you with the semiannual report for Series T (the “Fund”), a series of SMA Relationship Trust, for the six months ended June 30, 2009.

Performance
Over the six-month reporting period, the Fund declined 10.45%. During the same period, its benchmarks, the Barclays Capital US Credit Index and the Barclays Capital MBS Fixed Rate Index returned 6.87% and 2.91%, respectively.(1) (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For more on the Fund’s performance, see “Performance at a glance” on page 41.)

Following a difficult period in the mortgage market, holdings in the securitized sectors detracted from Fund performance significantly over the course of the reporting period. In particular, holdings of nonagency mortgage-backed securities—which are not represented in the Fund’s benchmarks—contributed significantly to the Fund’s underperformance of its benchmarks.

SMA Relationship Trust—Series T

Investment goal:
Maximum total return, consisting
of income and capital appreciation

Portfolio Manager:
Michael Dow
UBS Global Asset
Management (Americas) Inc.

Commencement:
October 9, 2003

Dividend payments:
Monthly

An interview with Portfolio Manager Michael Dow
Q.	Can you describe the economic environment during the reporting period?
A.	Prior to the beginning of the reporting period, the US economy, as measured by gross domestic product (“GDP”), declined 0.5% in the third quarter of 2008. However, the bursting of the housing bubble, a severe credit crunch, falling consumer consumption and surging unemployment caused the US economy to weaken significantly. GDP then contracted 5.4% during the fourth quarter of 2008—the worst quarterly reading since 1982.

(1)	Formerly known as the Lehman Brothers US Credit Index and the Lehman Brothers MBS Fixed Rate Index, respectively.

SMA Relationship Trust—Series T

The economy has remained weak thus far in 2009, as first quarter GDP declined 6.4%. While the economy continued to contract during the second quarter, it was at a more modest pace, due, in part, to smaller declines in exports and business spending. The advance estimate for second quarter GDP showed a decline of 1.0%.

Q.	How did the Federal Reserve Board (the “Fed”) and US Treasury Department react to the challenging economic and market environment?
A.	Both the Fed and US Treasury Department were extremely active given the magnitude of the economic decline and the turmoil in the financial markets, with the Treasury overseeing the $700 billion Troubled Asset Relief Program (“TARP”). More recently, the Treasury introduced the Public-Private Partnership Investment Program (PPIP), which aims to facilitate the purchase of $40 billion of toxic mortgage assets from bank balance sheets. The new administration in Washington put the revival of the economy on the front burner as President Obama signed into law a $787 billion stimulus package in February 2009.

The Fed had four scheduled meetings during the reporting period and, as expected, kept the federal funds rate unchanged in a range of zero to 0.25%. In conjunction with its June 2009 meeting, the Fed said, “...the pace of economic contraction is slowing. Conditions in financial markets have generally improved in recent months. Household spending has shown further signs of stabilizing but remains constrained by ongoing job losses, lower housing wealth, and tight credit. Businesses are cutting back on fixed investment and staffing but appear to be making progress in bringing inventory stocks into better alignment with sales.”

Q.	How did the overall US bond market perform during the reporting period?
A.	The US bond market as a whole generated a modest gain during the reporting period. After a lengthy period of heightened risk aversion, investors were gradually drawn to lower-quality, non-Treasury securities. This was prompted by signs that the US government’s stimulus efforts would take hold and hopes that positive growth would return later in 2009. Both investment grade and high yield bonds posted solid returns, with the overall US bond market, as measured by the Barclays Capital US Aggregate Index, returning 1.90% during the six-month period.(2)

(2)	Formerly known as the Lehman Brothers US Aggregate Index.

SMA Relationship Trust—Series T

Q.	How was the Fund positioned in the various sectors of the fixed income market?
A.	Exposure to nonagency mortgage-backed securities (MBS)(3) significantly detracted from performance. These securities had historically performed similarly to agency securities. However, due to ongoing weakness in the US housing market, illiquidity and a lack of government support, nonagency MBS substantially lagged their agency counterparts during the reporting period. While we sought to pare this exposure back, we found it difficult given continued illiquidity and severely depressed prices.

On the upside, commercial mortgage-backed securities (CMBS) were a positive for performance. Within the CMBS sector, we favored AAA-rated securities, as we felt they were attractively valued.(4) This benefited the Fund’s results as CMBS rallied during the six-month reporting period.

Elsewhere, exposure to both investment grade and high yield corporate bonds was rewarded. Corporate bond spreads—the difference between the yields paid on these securities versus those paid on US Treasuries—narrowed sharply following their poor performance in 2008. While the Fund’s allocation to the sector was a contributor over the period, security selection somewhat offset these positive results. Given our negative views on the economy, we took a more conservative approach to our corporate exposure, largely favoring less economically sensitive, more defensive areas. This positioning tempered the Fund’s gains during the second half of the period as risk aversion abated and lower-quality, more cyclical areas of the corporate bond market generated exceptional results.

Q.	What is your outlook for the economy?
A.	Overall, it appears that many of the actions taken by policy makers at the US Treasury Department and the Fed are having their intended effect—increasing liquidity within the financial system and providing credit to consumers and businesses. In light of the historically low federal funds rate, we expect interest rates to remain relatively low.

There are tentative signs that the US economy is close to reaching a bottom—among them, a slowdown in the decline of asset prices. In addition, a few indicators, including consumer confidence and

(3)	These securities are generally considered liquid and high quality, but are not government guaranteed.

(4)	This is the highest rating assigned by Standard & Poor’s Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

SMA Relationship Trust—Series T

personal consumption, have begun to show improvements. However, existing home sales have yet to show a meaningful recovery, and continuing unemployment claims remain high. We will continue to closely monitor incoming economic and market data to proactively manage the Fund’s portfolio.

We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,
Kai R. Sotorp
President
SMA Relationship Trust—Series T
Head—Americas
UBS Global Asset Management (Americas) Inc.

Michael Dow
Portfolio Manager
SMA Relationship Trust—Series T
Managing Director and Head of US Long Duration
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns for periods ended 06/30/09

				Since
	6 months	1 year	5 years	inception(1)

SMA Relationship Trust—Series T	(10.45)%	(35.86)%	(9.54)%	(8.09)%

Barclays Capital US Credit Index(2)	6.87%	4.08%	4.08%	3.90%

Barclays Capital MBS Fixed Rate Index(3)	2.91%	9.38%	5.98%	5.64%

(1)	Since inception returns are calculated as of the performance inception date, October 9, 2003, of SMA Relationship Trust—Series T.

(2)	Barclays Capital US Credit Index (formerly known as the Lehman Brothers US Credit Index) is a sub-index of the Barclays Capital US Government/Credit Index (formerly known as the Lehman Brothers US Government/Credit Index) , which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(3)	Barclays Capital MBS Fixed Rate Index (formerly known as the Lehman Brothers MBS Fixed Rate Index) covers the 15-year, 30-year, and balloon mortgage-backed pass-through securities of Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Industry diversification (unaudited)(1)
As a percentage of net assets
As of June 30, 2009

Bonds
Asset-backed securities	1.30%

Collateralized debt obligations	0.83

Commercial mortgage-backed securities	9.38

Mortgage & agency debt securities	57.82

Stripped mortgage-backed securities	0.39

Total bonds	69.72

Investment company
UBS Corporate Bond Relationship Fund	30.32

Short-term investment	0.00 (2)

Total investments	100.04

Liabilities, in excess of cash and other assets	(0.04)

Net assets	100.00%

(1)	Figures represent the industry breakdown of direct investments of the SMA Relationship Trust—Series T. Figures would be different if a breakdown of the underlying investment company’s industry diversification was included.

(2)	Amount represents less than 0.005%.

42

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2009 (unaudited)

	Face
	amount	Value

Bonds—69.72%

Asset-backed securities—1.30%

United States—1.30%
Conseco Finance,
Series 2001-C, Class M2,
1.469%, due 08/15/33(1)	$968,403	$123,447

Countrywide Asset-Backed Certificates,
Series 2006-17, Class 2A1,
0.364%, due 03/25/47(1)	131,760	128,045

First Franklin Mortgage Loan Asset Backed Certificates,
Series 2006-FFA, Class A3,
0.434%, due 09/25/26(1)	1,469,581	149,708

Irwin Home Equity Corp.,
Series 2005-C, Class 1M3,
6.150%, due 04/25/30(2),(3)	1,514,435	605,774

Merrill Lynch Mortgage Investors, Inc.,
Series 2006-AHL1, Class A2A,
0.364%, due 05/25/37(1)	138,396	135,701

Series 2006-SL2, Class A,
0.464%, due 05/25/37(1)	860,293	106,085

Morgan Stanley Mortgage Loan Trust,
Series 2006-4SL, Class A1,
0.464%, due 03/25/36(1)	1,675,174	67,007

SACO I Trust,
Series 2006-5, Class 1A,
0.464%, due 04/25/36(1)	2,477,596	293,463

Structured Asset Securities Corp.,
Series 2005-S7, Class M5,
0.964%, due 12/25/35(1),(4)	1,250,000	10,904

Total asset-backed securities (cost—$8,828,851)		1,620,134

Collateralized debt obligations—0.83%

Cayman Islands—0.83%
Ansonia CDO Ltd.,
Series 2006-1, Class G,
7.149%, due 07/28/46(3),(4)	8,752,000	175,040

Series 2006-1, Class H,
7.445%, due 07/28/46(3),(4)	6,218,000	124,360

LNR CDO Ltd.,
Series 2002-1A, Class EFX,
7.781%, due 07/24/37(3),(4)	2,725,000	735,750

Total collateralized debt obligations (cost—$17,928,948)		1,035,150

43

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2009 (unaudited)

	Face
	amount	Value

Bonds—(continued)

Commercial mortgage-backed securities—9.38%

United States—9.38%
Banc of America Commercial Mortgage, Inc.,
Series 2006-6, Class A4,
5.356%, due 10/10/45	$2,850,000	$2,244,854

Series 2007-4, Class AM,
6.002%, due 02/10/51(1)	450,000	224,596

Bear Stearns Commercial Mortgage Securities,
Series 2006-PW14, Class AM,
5.243%, due 12/11/38	210,000	112,843

Citigroup Commercial Mortgage Trust,
Series 2006-C5, Class A4,
5.431%, due 10/15/49	2,475,000	1,979,508

Commercial Mortgage Pass-Through Certificates,
Series 2006-C8, Class A4,
5.306%, due 12/10/46	60,000	43,744

Greenwich Capital Commercial Funding Corp.,
Series 2006-RR1, Class A1,
5.961%, due 03/18/49(1),(4)	4,325,000	519,000

GS Mortgage Securities Corp. II,
Series 2006-CC1, Class A,
5.507%, due 03/21/46(1),(3),(5)	2,941,887	441,283

Series 2006-GG8, Class A4,
5.560%, due 11/10/39	2,500,000	2,039,017

Series 2006-GG8, Class AM,
5.591%, due 11/10/39	400,000	197,675

Series 2006-GG6, Class AM,
5.622%, due 04/10/38(1)	400,000	231,733

Series 2006-RR2, Class H,
5.818%, due 06/23/46(1),(4)	3,991,000	199,550

Series 2007-GG10, Class A4,
5.993%, due 08/10/45(1)	4,600,000	3,476,083

Total commercial mortgage-backed securities
(cost—$20,969,618)		11,709,886

44

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2009 (unaudited)

	Face
	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—57.82%

United States—57.82%
Adjustable Rate Mortgage Trust,
Series 2005-3, Class CB1,
4.856%, due 07/25/35(1)	$979,469	$34,281

American Home Mortgage Investment Trust,
Series 2006-1, Class 2M1,
5.300%, due 12/25/35(1)	4,180,422	134,849

Banc of America Funding Corp.,
Series 2006-I, Class SB2,
4.600%, due 06/20/36(1)	1,031,811	94,308

Series 2006-F, Class B1,
5.593%, due 07/20/36(1)	4,586,984	238,887

Series 2007-C, Class XB2,
5.726%, due 05/20/36(1)	2,264,661	79,943

Series 2007-C, Class XB4,
5.726%, due 05/20/36(1)	4,946,786	85,579

Series 2007-2, Class B1,
6.073%, due 03/25/37(1)	4,705,194	58,815

Series 2007-2, Class B2,
6.073%, due 03/25/37(1)	4,154,236	115,488

Series 2006-7, Class 1B2,
6.250%, due 09/25/36	1,790,699	15,042

Series 2006-7, Class 1B3,
6.250%, due 09/25/36	976,656	12,990

Banc of America Mortgage Securities, Inc.,
Series 2006-3, Class 30B1,
6.250%, due 10/25/36	3,391,875	211,992

Bear Stearns Alt-A Trust,
Series 2005-2, Class 2B2,
5.229%, due 04/25/35(1)	2,588,731	208,662

Chase Mortgage Finance Corp.,
Series 2007-S2, Class B2,
5.869%, due 03/25/37(1)	1,467,944	44,772

Citicorp Mortgage Securities, Inc.,
Series 1994-3, Class A13,
6.500%, due 02/25/24	35,051	34,570

Citigroup Mortgage Loan Trust, Inc.,
Series 2007-AR4, Class 2B1,
5.707%, due 03/25/37(1)	6,906,905	121,780

45

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2009 (unaudited)

	Face
	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(continued)

United States—(continued)
Series 2006-AR6, Class 1B1,
6.057%, due 08/25/36(1)	$4,877,980	$134,144

Series 2007-AR4, Class 1B3,
6.079%, due 03/25/37(1)	3,560,131	80,103

Countrywide Alternative Loan Trust,
Series 2005-79CB, Class M,
5.500%, due 01/25/36	2,618,937	235,704

Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2006-16, Class B1,
6.246%, due 11/25/36(1)	1,710,821	35,072

Series 2006-13, Class B1,
6.250%, due 09/25/36	1,106,146	5,531

Series 2006-J4, Class B1,
6.250%, due 09/25/36	773,859	71,860

Credit Suisse Mortgage Capital Certificates,
Series 2006-4, Class CB1,
5.730%, due 05/25/36(1)	1,751,373	26,271

Series 2006-2, Class CB3,
5.854%, due 03/25/36(1)	1,076,678	10,767

Federal National Mortgage Association Pools,†
#889200, 4.500%, due 03/01/38	98,646	98,578

#973240, 4.500%, due 03/01/38	110,728	110,651

#983068, 4.500%, due 05/01/38	9,860,285	9,853,471

#934259, 4.500%, due 01/01/39	62,987	62,937

#257598, 4.500%, due 03/01/39	99,414	99,336

#AA2667, 4.500%, due 03/01/39	58,133	58,093

#AA3908, 4.500%, due 03/01/39	183,139	183,013

#930924, 4.500%, due 04/01/39	233,486	233,301

#935144, 4.500%, due 04/01/39	274,337	274,120

#AA2479, 4.500%, due 04/01/39	43,201	43,167

#AA4331, 4.500%, due 04/01/39	671,621	671,089

#AA5503, 4.500%, due 04/01/39	224,157	223,980

#933523, 5.000%, due 02/01/38	1,941,568	1,979,911

#961631, 5.000%, due 02/01/38	15,555,457	15,862,653

#975213, 5.000%, due 03/01/38	2,204,148	2,247,677

46

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2009 (unaudited)

	Face
	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(continued)

United States—(continued)
Federal National Mortgage Association Pools (concluded)
#975375, 5.000%, due 06/01/38	$1,626,478	$1,658,598

#244450, 5.500%, due 11/01/23	114,988	120,175

#555591, 5.500%, due 07/01/33	2,936,499	3,047,048

#994126, 5.500%, due 11/01/38	11,842,616	12,241,522

#708631, 6.000%, due 06/01/33	61,757	65,594

#675469, 7.000%, due 04/01/18	61,607	65,491

#253824, 7.000%, due 03/01/31	29,406	32,355

#578040, 7.500%, due 05/01/31	134,678	147,318

#N 7237, 9.500%, due 11/01/09	11,403	11,591

Federal Home Loan Mortgage Corp. Gold Pools,†
#G04437, 5.000%, due 08/01/37	4,784,184	4,872,953

#G02922, 5.500%, due 04/01/37	3,899,193	4,032,580

#C56030, 6.000%, due 03/01/31	17,427	18,363

#C55783, 6.500%, due 01/01/29	167,156	179,669

#C00742, 6.500%, due 04/01/29	4,322	4,643

#G00194, 7.500%, due 02/01/24	263,840	287,203

#C00410, 8.000%, due 07/01/25	85,773	94,988

#C37436, 8.000%, due 01/01/30	28,837	31,783

Federal National Mortgage Association Whole Loan,†
Series 1995-W3, Class A,
9.000%, due 04/25/25	73,184	74,792

First Horizon Asset Securities, Inc.,
Series 2004-FL1, Class 1A1,
0.584%, due 02/25/35(1)	250,285	146,753

GMAC Mortgage Corp. Loan Trust,
Series 1982, Class 7,
11.625%, due 10/01/12(6)	3,422	3,422

Government National Mortgage Association Pools,
#701302, 4.500%, due 01/15/39	1,551,504	1,551,928

#701578, 4.500%, due 01/15/39	1,254,948	1,255,291

#701813, 4.500%, due 04/15/39	1,022,294	1,022,574

#2687, 6.000%, due 12/20/28	50,283	52,609

#495814, 6.000%, due 01/15/29	57,400	60,385

47

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2009 (unaudited)

	Face
	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(continued)

United States—(continued)
Government National Mortgage Association Pools (concluded)
#508540, 6.000%, due 02/20/34	$827,272	$859,722

#486873, 6.500%, due 01/15/29	25,145	27,142

#338523, 8.000%, due 12/15/22	4,142	4,540

#780339, 8.000%, due 12/15/23	37,930	41,575

Greenwich Capital Commercial Funding Corp.,
Series 2004-GG1, Class XP,
0.448%, due 06/10/36(1),(3),(4)	47,627,877	276,042

IndyMac INDA Mortgage Loan Trust,
Series 2007-AR1, Class B1,
5.756%, due 03/25/37(1)	5,339,246	133,481

Series 2007-AR3, Class B1,
5.885%, due 07/25/37(1)	1,280,686	51,996

Series 2007-AR3, Class B2,
5.885%, due 07/25/37(1)	3,976,541	161,050

Series 2007-AR3, Class B3,
5.885%, due 07/25/37(1)	2,544,999	48,100

Series 2007-AR4, Class B3,
6.156%, due 08/25/37(1)	2,579,820	59,371

Series 2007-AR5, Class B2,
6.193%, due 09/25/37(1)	3,994,697	99,867

Series 2007-AR5, Class B3,
6.193%, due 09/25/37(1)	2,418,931	16,207

IndyMac INDX Mortgage Loan Trust,
Series 2005-AR7, Class B1,
4.862%, due 06/25/35(1)	3,352,611	218,872

Series 2005-AR3, Class B1,
4.899%, due 04/25/35(1)	2,570,497	259,275

Series 2005-AR1, Class B1,
4.998%, due 03/25/35(1)	3,371,102	492,179

Series 2006-AR25, Class B1,
5.949%, due 09/25/36(1)	2,832,096	154,949

Lehman Structured Securities Corp.,
Series 2007-1, Class M3,
4.039%, due 10/28/34(1),(4)	1,042,110	33,869

Series 2007-1, Class M5,
4.039%, due 10/28/34(1),(4)	2,469,275	43,212

48

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2009 (unaudited)

	Face
	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(continued)

United States—(continued)
Merrill Lynch Mortgage Investors, Inc.,
Series 2006-F1, Class M1,
6.000%, due 04/25/36	$3,620,147	$151,684

Residential Funding Mortgage Securities I,
Series 2006-SA3, Class M1,
5.964%, due 09/25/36(1)	2,474,561	41,820

Series 2006-S6, Class M1,
6.000%, due 07/25/36	3,418,607	322,352

Series 2006-S11, Class M2,
6.000%, due 11/25/36	3,668,521	104,311

Series 2006-S9, Class M1,
6.250%, due 09/25/36	2,116,132	168,337

Series 2006-S9, Class M2,
6.250%, due 09/25/36	2,594,908	109,658

Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-11, Class B1,
4.825%, due 05/25/35(1)	3,724,699	309,047

Series 2006-10, Class B1I,
6.164%, due 11/25/36(1)	5,878,599	73,482

Series 2006-10, Class B2I,
6.164%, due 11/25/36(1)	343,686	1,756

Series 2006-5, Class B1I,
6.220%, due 06/25/36(1)	832,521	4,163

WaMu Mortgage Pass-Through Certificates,
Series 2006-AR18, Class LB1,
5.345%, due 01/25/37(1)	499,422	67,217

Series 2007-HY5, Class 1B1,
5.442%, due 05/25/37(1)	3,232,009	74,013

Series 2007-HY5, Class 1B2,
5.442%, due 05/25/37(1)	2,368,808	45,979

Series 2006-AR16, Class LB1,
5.585%, due 12/25/36(1)	2,246,473	116,582

Series 2007-HY5, Class 2B2,
5.655%, due 05/25/37(1)	3,262,784	62,809

Series 2007-HY5, Class 2B1,
5.655%, due 05/25/37(1)	4,450,614	165,029

49

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2009 (unaudited)

	Face
	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(concluded)

United States—(concluded)
WaMu Mortgage Pass-Through Certificates (concluded)
Series 2007-HY7, Class LB2,
5.787%, due 07/25/37(1)	$4,010,047	$302,478

Series 2007-HY5, Class 3B1,
5.809%, due 05/25/37(1)	171,826	6,748

Series 2007-HY5, Class 3B2,
5.809%, due 05/25/37(1)	1,471,511	32,108

Series 2006-AR12, Class LB1,
5.976%, due 10/25/36(1)	3,391,744	213,788

Series 2006-AR10, Class LB1,
5.986%, due 09/25/36(1)	2,646,142	221,323

Washington Mutual MSC Mortgage Pass-Through Certificates,
Series 2002-MS6, Class 3A1,
6.500%, due 09/25/32	45,608	44,916

Wells Fargo Alternative Loan Trust,
Series 2007-PA1, Class B2,
6.250%, due 03/25/37	6,428,186	39,045

Series 2007-PA1, Class B3,
6.250%, due 03/25/37	1,066,625	739

Wells Fargo Mortgage Backed Securities Trust,
Series 2005-14, Class 2B1,
5.500%, due 12/25/35	3,049,958	746,617

Series 2007-5, Class B3,
5.500%, due 05/25/37	875,479	66,422

Series 2007-3, Class CRB1,
6.000%, due 04/25/37	1,669,978	69,137

Series 2006-AR19, Class B1,
6.127%, due 12/25/36(1)	3,980,675	421,837

Series 2006-AR15, Class B2,
6.159%, due 10/25/36(1)	1,793,520	73,099

Total mortgage & agency debt securities
(cost—$199,508,596)		72,210,960

Stripped mortgage-backed securities—0.39%

Federal National Mortgage Association Interest Strips, IO,
Series 366, Class 14,
6.000%, due 10/01/35(1),(3)	223,701	24,796

50

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2009 (unaudited)

	Face
	amount	Value

Bonds—(concluded)

Stripped mortgage-backed securities—(concluded)

Federal National Mortgage Association Interest Strips, IO (concluded)
Series 366, Class 16,
6.500%, due 10/01/35(1),(3)	$380,622	$50,457

MLCC Mortgage Investors, Inc., IO,
Series 2004-E, Class XA,
1.570%, due 11/25/29(1),(3)	8,569,049	65,982

Sequoia Mortgage Trust, IO,
Series 2004-11, Class XA1,
1.530%, due 12/20/34(1),(3)	9,919,780	153,756

Structured Adjustable Rate Mortgage Loan Trust, IO,
Series 2005-21, Class 6AX,
5.500%, due 11/25/35(1),(3)	1,374,484	198,514

Total stripped mortgage-backed securities
(cost—$2,149,815)		493,505

Total bonds (cost—$249,385,828)		87,069,635

	Units

Investment company—30.32%

UBS Corporate Bond Relationship Fund*(7)
(cost—$37,668,614)	3,178,787	37,858,399

Short-term investment—0.00%(8)

Investment company—0.00%(8)
JPMorgan Liquid Assets Money Market Fund,
0.189%(9) (cost—$289)	289	289

Total investments—100.04% (cost—$287,054,731)		124,928,323

Liabilities, in excess of cash and other assets—(0.04%)		(46,998)

Net assets—100.00%		$124,881,325

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, which was the same for book purposes, was $287,054,731; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,137,121

Gross unrealized depreciation	(163,263,529)

Net unrealized depreciation	$(162,126,408)

†	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

51

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2009 (unaudited)

*	Non-income producing security.
(1)	Floating rate security—The interest rates shown are the current rates as of June 30, 2009.
(2)	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2009. Maturity date disclosed is the ultimate maturity date.
(3)	Security is illiquid. At June 30, 2009, the value of these securities amounted to $2,851,754 or 2.28% of net assets.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the value of these securities amounted to $2,117,727 or 1.70% of net assets.
(5)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.35% of net assets as of June 30, 2009, is considered illiquid and restricted. (See restricted securities table below for more information).

					06/30/09
			Acquisition		Market
			cost as a	06/30/09	value as a
	Acquisition	Acquisition	percentage of	Market	percentage
Restricted securities	dates	cost	net assets	value	of net assets

GS Mortgage Securities
Corp. II, Series 2006-CC1,
Class A, 5.507%, due 03/21/46	03/22/06	$221,102	0.18%	$409,179	0.33%

GS Mortgage Securities
Corp. II, Series 2006-CC1,
Class A, 5.507%, due 03/21/46	02/28/07	1,223,637	0.98	32,104	0.02

		$1,444,739	1.16%	$441,283	0.35%

(6)	Security is being fair valued by a committee under the direction of the Board of Trustees. At June 30, 2009, the value of this security amounted to $3,422 or 0.00% of net assets.
(7)	Investment in affiliated mutual fund.
(8)	Amount represents less than 0.005%.
(9)	The rate shown reflects the yield at June 30, 2009.
CDO	Collateralized debt obligations
GMAC	General Motors Acceptance Corp.
GS	Goldman Sachs

52

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2009 (unaudited)

IO	Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
MLCC	Merrill Lynch Credit Corp.
STRIPS	Bonds that can be subdivided into a series of zero-coupon bonds

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments.

Measurements at 06/30/09

	Quoted prices
	in active	Significant
	markets for	other
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Asset-backed securities	$—	$1,014,360	$605,774	$1,620,134

Collateralized debt obligations	—	—	1,035,150	1,035,150

Commercial mortgage-backed securities	—	11,268,603	441,283	11,709,886

Mortgage & agency debt securities	—	72,207,538	3,422	72,210,960

Stripped mortgage-backed securities	—	273,767	219,738	493,505

Investment company	—	37,858,399	—	37,858,399

Short-term investment	—	289	—	289

Total	$—	$122,622,956	$2,305,367	$124,928,323

53

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2009 (unaudited)

Level 3 rollforward disclosure
 The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

			Commercial
	Asset-backed	Collateralized	mortgage-backed
	securities	debt obligations	securities

Assets
Beginning balance	$0	$0	$0

Total gains or losses (realized/unrealized) included in earnings(1)	0	0	0

Purchases, sales, issuances, and settlements (net)	0	0	0

Transfers in and/or out of Level 3	605,774	1,035,150	441,283

Ending balance	$605,774	$1,035,150	$441,283

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/09.	$(411,111)	$(7,745,433)	$(1,003,456)

	Mortgage &	Stripped
	agency debt	mortgage-backed
	securities	securities	Total

Assets
Beginning balance	$0	$0	$0

Total gains or losses (realized/unrealized) included in earnings(1)	0	0	0

Purchases, sales, issuances, and settlements (net)	0	0	0

Transfers in and/or out of Level 3	3,422	219,738	2,305,367

Ending balance	$3,422	$219,738	$2,305,367

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 06/30/09.	$1	$(814,355)	$(9,974,354)

(1)	Does not include unrealized losses of ($9,974,354) related to transferred assets, presented at their end of period values.

See accompanying notes to financial statements

SMA Relationship Trust

Explanation of expense disclosure (unaudited)
As a shareholder of the Funds*, you may incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 to June 30, 2009.

Actual expenses
The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

*	Collectively refers to SMA Relationship Trust—Series A, SMA Relationship Trust—Series M and SMA Relationship Trust—Series T.

55

SMA Relationship Trust

Explanation of expense disclosure (unaudited) (concluded)

	Beginning	Ending	Expenses paid
	account value	account value	during period*
Series A	January 1, 2009	June 30, 2009	01/01/09 to 06/30/09

Actual	$1,000.00	$1,064.70	$—

Hypothetical
(5% annual return before expenses)	1,000.00	1,024.79	—

	Beginning	Ending	Expenses paid
	account value	account value	during period*
Series M	January 1, 2009	June 30, 2009	01/01/09 to 06/30/09

Actual	$1,000.00	$1,056.90	$—

Hypothetical
(5% annual return before expenses)	1,000.00	1,024.79	—

	Beginning	Ending	Expenses paid
	account value	account value	during period*
Series T	January 1, 2009	June 30, 2009	01/01/09 to 06/30/09

Actual	$1,000.00	$895.50	$—

Hypothetical
(5% annual return before expenses)	1,000.00	1,024.79	—

*	Expenses are equal to each Fund’s annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period). UBS Global Asset Management (Americas) Inc., the Funds’ advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of each Fund.

56

SMA Relationship Trust

Statements of assets and liabilities—June 30, 2009 (unaudited)

	Series A	Series M	Series T

Assets:
Investments in securities of unaffiliated issuers, at value (cost $16,644,058, $225,367,323 and 249,386,117, respectively)	$13,741,022	$223,804,587	$87,069,924

Investments in securities of affiliated issuers, at value (cost $11,535,075, $0 and $37,668,614, respectively)	8,617,312	—	37,858,399

Foreign currency, at value (cost $112,223, $0 and $0, respectively)	112,849	—	—

Receivables:

Fund shares sold	342,393	9,625	110,072

Investment securities sold	161,169	4,218,302	5,165,805

Dividends and interest	21,958	2,998,646	1,330,080

Variation margin	30,123	—	—

Foreign tax reclaims	9,084	—	—

Cash collateral for futures contracts	1,255,937	—	—

Outstanding swap agreements, at value(1)	149,326	—	—

Unrealized appreciation on forward foreign currency contracts	35,814	—	—

Total assets	24,476,987	231,031,160	131,534,280

Liabilities:
Payables:

Fund shares redeemed	—	3,545,124	1,031,453

Investment securities purchased	104,431	2,883,159	—

Due to custodian	7,785	1,335,142	5,621,502

Other payable	38,175	—	—

Outstanding swap agreements, at value	415,919	—	—

Unrealized depreciation on forward foreign currency contracts	34,645	—	—

Total liabilities	600,955	7,763,425	6,652,955

Net assets	$23,876,032	$223,267,735	$124,881,325

Net assets:
Beneficial interest	$42,990,230	$252,665,910	$478,926,793

Accumulated undistributed net investment income	1,640,464	937	(8,004,549)

Accumulated net realized loss	(14,799,393)	(27,836,376)	(183,914,511)

Net unrealized depreciation	(5,955,269)	(1,562,736)	(162,126,408)

Net assets	$23,876,032	$223,267,735	$124,881,325

Shares outstanding	3,921,288	22,841,506	29,876,036

Net asset value per share	$6.09	$9.77	$4.18

(1)	Upfront payments made by Series A amounted to $57,708.

See accompanying notes to financial statements

SMA Relationship Trust

Statements of operations
For the six months ended June 30, 2009 (unaudited)

	Series A	Series M	Series T

Investment income:
Dividends and other	$169,792	$2,278	$20,276

Interest	567	5,230,709	275,491

Foreign tax withheld	(15,118)	—	—

Total/Net investment income	155,241	5,232,987	295,767

Realized and unrealized gain (loss) from investment activities:
Net realized gain (loss) from: Investments in unaffiliated issuers	(4,362,851)	(7,614,974)	—

Investments in affiliated issuers	(999,189)	—	(38,854,398)

Futures contracts	(1,411,520)	58,479	—

Swap agreements	(2,101,492)	—	—

Foreign forward currency transactions	(365,659)	—	—

Net realized loss	(9,240,711)	(7,556,495)	(38,854,398)

Change in net unrealized appreciation (depreciation) of: Investments	7,052,383	16,088,458	25,763,769

Futures contracts	860,180	465,786	—

Swap agreements	2,020,202	—	—

Foreign forward currency contracts	360,249	—	—

Translation of other assets and liabilities denominated in foreign currency	(98,200)	—	—

Change in net unrealized appreciation (depreciation)	10,194,814	16,554,244	25,763,769

Net realized and unrealized gain (loss) from investment activities	954,103	8,997,749	(13,090,629)

Net increase (decrease) in net assets resulting from operations	$1,109,344	$14,230,736	$(12,794,862)

See accompanying notes to financial statements

SMA Relationship Trust

Statements of changes in net assets

	For the six months ended June 30, 2009 (unaudited)

	Series A	Series M	Series T

From operations:
Net investment income	$155,241	$5,232,987	$295,767

Net realized gain (loss) from: Investment transactions	(5,362,040)	(7,614,974)	(38,854,398)

Futures contracts	(1,411,520)	58,479	—

Swap agreements	(2,101,492)	—	—

Foreign forward currency transactions	(365,659)	—	—

Net change in net unrealized appreciation (depreciation) of:
Investments	7,052,383	16,088,458	25,763,769

Futures contracts	860,180	465,786	—

Swap agreements	2,020,202	—	—

Foreign forward currency contracts	360,249	—	—

Translation of other assets and liabilities denominated in foreign currency	(98,200)	—	—

Net increase (decrease) in net assets resulting from operations	1,109,344	14,230,736	(12,794,862)

Dividends/distributions to shareholders from:
Net investment income	—	(5,232,050)	(8,278,752)

Total dividends and distributions to shareholders	—	(5,232,050)	(8,278,752)

From beneficial interest transactions:
Proceeds from shares sold	8,713,377	26,896,403	56,574,663

Cost of shares redeemed	(9,569,992)	(80,800,857)	(45,741,200)

Net increase (decrease) in net assets resulting from beneficial interest transactions	(856,615)	(53,904,454)	10,833,463

Increase (decrease) in net assets	252,729	(44,905,768)	(10,240,151)

Net assets:
Net assets, beginning of period	23,623,303	268,173,503	135,121,476

Net assets, end of period	$23,876,032	$223,267,735	$124,881,325

Accumulated undistributed (distributions in excess of) net investment income	$1,640,464	$937	$(8,004,549)

See accompanying notes to financial statements

SMA Relationship Trust

Statements of changes in net assets

	For the year ended December 31, 2008

	Series A(1)	Series M	Series T

From operations:
Net investment income	$408,898	$23,939,496	$61,973

Net realized gain (loss) from: Investment transactions	(1,760,238)	(16,451,268)	(62,561,361)

Futures contracts	5,727,438	(3,250,595)	—

Swap agreements	569,783	—	—

Foreign forward currency transactions	2,404,988	—	—

Net change in net unrealized appreciation (depreciation) of:
Investments	(12,873,182)	(18,786,455)	(94,690,817)

Futures contracts	(670,164)	(1,043,804)	—

Swap agreements	(2,344,503)	—	—

Foreign forward currency contracts	(359,080)	—	—

Translation of other assets and liabilities denominated in foreign currency	96,846	—	—

Net decrease in net assets resulting from operations	(8,799,214)	(15,592,626)	(157,190,205)

Dividends/distributions to shareholders from:
Net investment income	(2,885,263)	(23,948,157)	(31,206,751)

Net realized gains	(3,785,862)	(430,379)	—

Total dividends and distributions to shareholders	(6,671,125)	(24,378,536)	(31,206,751)

From beneficial interest transactions:
Proceeds from shares sold	61,641,855	135,537,966	98,535,129

Reinvestment of distributions	13,185	—	—

Cost of shares redeemed	(22,561,398)	(579,999,909)	(470,754,050)

Net increase (decrease) in net assets resulting from beneficial interest transactions	39,093,642	(444,461,943)	(372,218,921)

Increase (decrease) in net assets	23,623,303	(484,433,105)	(560,615,877)

Net assets:
Net assets, beginning of period	—	752,606,608	695,737,353

Net assets, end of period	$23,623,303	$268,173,503	$135,121,476

Accumulated undistributed (distributions in excess of) net investment income	$1,485,223	$—	$(21,564)

(1)	For the period April 2, 2008 (commencement of operations) to December 31, 2008.

See accompanying notes to financial statements

SMA Relationship Trust—Series A

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the
	six months ended		For the
	June 30, 2009		period ended
	(unaudited)		December 31, 2008(3)

Net asset value, beginning of period	$5.65		$10.00

Income (loss) from investment operations:
Net investment income(1)	0.04		0.12

Net realized and unrealized gain (loss) from investment activities	0.40		(2.44)

Total income (loss) from investment operations	0.44		(2.32)

Dividends/distributions:
From net investment income	—		(0.88)

From net realized gains	—		(1.15)

Total dividends/distributions	—		(2.03)

Net asset value, end of year	$6.09		$5.65

Total investment return(2)	6.47%		(21.27)%

Ratios/supplemental data:
Net assets, end of period (in 000s)	$23,876		$23,623

Ratio of expenses to average net assets	0.00	%(4)	0.00	%(4)

Ratio of net investment income to average net assets	1.47	%(4)	1.72	%(4)

Portfolio turnover	22%		24%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.
(3)	For the period April 2, 2008 (commencement of operations) through December 31, 2008.
(4)	Annualized.

See accompanying notes to financial statements

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six
	months ended
	June 30, 2009
	(unaudited)

Net asset value, beginning of year	$9.45

Income (loss) from investment operations:
Net investment income(1)	0.21

Net realized and unrealized gain (loss) from investment activities	0.32

Total income (loss) from investment operations	0.53

Dividends/distributions:
From net investment income	(0.21)

From net realized gains	—

Total dividends/distributions	(0.21)

Net asset value, end of year	$9.77

Total investment return(2)	5.69%

Ratios/supplemental data:
Net assets, end of year (in 000s)	$223,268

Ratio of expenses to average net assets	0.00	%(4)

Ratio of net investment income to average net assets	4.23	%(4)

Portfolio turnover	32%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.
(3)	Amount represents less than $0.005 per share.
(4)	Annualized.

See accompanying notes to financial statements

For the years ended December 31,

2008	2007	2006		2005	2004

$10.27	$10.33	$10.20		$10.27	$10.15

0.45	0.43	0.42		0.40	0.32

(0.80)	(0.04)	0.13		(0.06)	0.10

(0.35)	0.39	0.55		0.34	0.42

(0.46)	(0.43)	(0.42)		(0.38)	(0.30)

(0.01)	(0.02)	(0.00	)(3)	(0.03)	—

(0.47)	(0.45)	(0.42)		(0.41)	(0.30)

$9.45	$10.27	$10.33		$10.20	$10.27

(3.52)%	3.79%	5.51%		3.32%	4.18%

$268,174	$752,607	$421,179		$256,668	$104,812

0.00%	0.00%	0.00%		0.00%	0.00%

4.44%	4.18%	4.13%		3.88%	3.36%

60%	119%	156%		149%	180%

SMA Relationship Trust—Series T

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six
	months ended
	June 30, 2009
	(unaudited)

Net asset value, beginning of period	$5.02

Income (loss) from investment operations:
Net investment income(1)	0.01

Net realized and unrealized gain (loss) from investment activities	(0.53)

Total income (loss) from investment operations	(0.52)

Dividends/distributions:
From net investment income	(0.32)

Net asset value, end of period	$4.18

Total investment return(2)	(10.45)%

Ratios/supplemental data:
Net assets, end of year (in 000s)	$124,881

Ratio of expenses to average net assets	0.00	%(4)

Ratio of net investment income to average net assets	0.50	%(4)

Portfolio turnover	125%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.
(3)	Amount represents less than $0.005 per share.
(4)	Annualized.
(5)	Amount represents less than 0.005%.

See accompanying notes to financial statements

For the years ended December 31,

2008	2007	2006	2005		2004

$9.10	$9.78	$9.75	$10.07		$10.09

0.00 (3)	0.01	0.00 (3)	0.00	(3)	—

(3.40)	(0.10)	0.54	0.17		0.46

(3.40)	(0.09)	0.54	0.17		0.46

(0.68)	(0.59)	(0.51)	(0.49)		(0.48)

$5.02	$9.10	$9.78	$9.75		$10.07

(39.00)%	(1.06)%	5.68%	1.75%		4.55%

$135,121	$695,737	$513,770	$426,936		$262,703

0.00%	0.00%	0.00%	0.00%		0.00%

0.02%	0.08%	0.04%	0.00	%(5)	0.00%

9%	21%	19%	19%		15%

SMA Relationship Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies
SMA Relationship Trust (the “Trust”) is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Trust has three separate investment portfolios available for investment, each having its own investment objectives and policies: Series A, Series M and Series T (each a “Fund”, and collectively, the “Funds”). The investment objective of Series A is to maximize total return consisting of capital appreciation and current income. Series A pursues its investment objective by investing in securities and financial instruments to gain exposure to the global equity, global fixed income and cash equivalents markets, including global currencies. The investment objective of Series M is to seek total return, consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in securities, financial instruments and affiliated investment companies to gain exposure to certain sectors of the fixed income market.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities or instruments from independent pricing sources. Independent pricing sources may use last

SMA Relationship Trust

Notes to financial statements (unaudited)

reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of portfolio securities or instruments. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the Advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

SMA Relationship Trust

Notes to financial statements (unaudited)

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) requires disclosure surrounding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

Level 1—Quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the value of investments.

In accordance with the requirements of FAS 157, a fair value hierarchy has been included near the end of each Fund’s portfolio of investments.

SMA Relationship Trust

Notes to financial statements (unaudited)

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), which changes the disclosure requirements for derivative instruments and hedging activities. Because investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under FAS 133 “Accounting for Derivative Instruments and Hedging Activities”. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of FAS 161 disclosure. FAS 161 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. FAS 161 is effective for financial statements for fiscal years and interim periods beginning after November 15, 2008. Details of this disclosure can be found below as well as in the Portfolio of investments and Notes to financial statements.

Series A

Fair value of derivative instruments

	As of June 30, 2009

	Statement of		Statement of
	assets and		assets and
Underlying	liabilities	Derivative	liabilities	Derivative
risk	location*	assets	location*	liabilities

Interest rates	(1),(2)	$135,030	(1),(2)	$(279,035)

Credit	(1)	11,607	(1)	(270,606)

Equity	(2)	288,821	(2)	(20,102)

Currencies	(3)	35,814	(4)	(34,645)

Gross fair value of derivative contracts		$471,272		$(604,388)

*	Statement of assets and liabilities location:
(1)	Outstanding swap agreements, at value.
(2)	Receivable for variation margin/Net unrealized depreciation. Amount represents cumulative appreciation (depreciation) of futures contracts as shown in the Portfolio of investments.
(3)	Unrealized appreciation on forward foreign currency contracts.
(4)	Unrealized depreciation on forward foreign currency contracts.

SMA Relationship Trust

Notes to financial statements (unaudited)

The effect of derivative instruments on the Statement
of operations for the six months ended June 30, 2009

	Amount of realized gains/(losses) on
	derivatives recognized in income(2)

	Forward
	foreign
Underlying	currency
risk	contracts	Futures	Swaps	Total

Interest rates	$—	$(284,462)	$(299,028)	$(583,490)

Credit	—	—	(1,802,464)	(1,802,464)

Equity	—	(1,127,058)	—	(1,127,058)

Currencies	(365,659)	—	—	(365,659)

	$(365,659)	$(1,411,520)	$(2,101,492)	$(3,878,671)

	Amount of unrealized appreciation/(depreciation) on
	derivatives recognized in income(3)

	Forward
	foreign
Underlying	currency
risk	contracts	Futures	Swaps	Total

Interest rates	$—	$234,667	$449,838	$684,505

Credit	—	—	1,570,364	1,570,364

Equity	—	625,513	—	625,513

Currencies	360,249	—	—	360,249

	$360,249	$860,180	$2,020,202	$3,240,631

(2)	Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.
(3)	Statement of operations location: Net change in unrealized appreciation (depreciation) on future contracts, swap agreements and forward foreign currency contracts.

Restricted securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Portfolio of Investments.

Foreign currency translation—Investment securities and other assets and liabilities denominated in foreign currencies are translated daily into US dollars using foreign currency exchange rates determined as of the close of regular trading on the New York Stock Exchange. Purchases and sales of portfolio securities, commitments under forward foreign currency

SMA Relationship Trust

Notes to financial statements (unaudited)

contracts and income receipts are translated at the prevailing exchange rate as of the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the Statements of operations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Forward foreign currency contracts—A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. Series A may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

Series A and Series T will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a fund enters into a forward contract to sell an amount of foreign currency, it’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consummation of such forward contracts. If the assets placed in the account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

SMA Relationship Trust

Notes to financial statements (unaudited)

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

Futures contracts—Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance or realize gains. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statements of operations reflect net realized and net unrealized gains and losses on these contracts.

Swap agreements—Each Fund may engage in swap agreements, including interest rate, credit default and total return swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Each Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap agreement is an agreement that obligates two parties to

SMA Relationship Trust

Notes to financial statements (unaudited)

exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return or payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit

SMA Relationship Trust

Notes to financial statements (unaudited)

default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2009 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on corporate and sovereign issues—sell protection” in the portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Funds would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds will accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swap agreements on the Statements of assets and liabilities.

SMA Relationship Trust

Notes to financial statements (unaudited)

Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statements of operations. Daily fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

Dividends and distributions—It is each Fund’s policy to distribute its respective net investment income, if any, monthly, except for Series A, which will distribute its respective net investment income, if any, annually. The Funds will distribute their respective net capital gains, if any, typically in December. The Funds may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not

SMA Relationship Trust

Notes to financial statements (unaudited)

be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Investment advisory and administration fees and other transactions with affiliates—The Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM under which UBS Global AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS Global AM for investment advisory services provided by UBS Global AM.

UBS Global AM (not the Funds) pays all ordinary operating expenses, excluding extraordinary expenses, incurred by the Funds.

The Funds may invest in units of certain affiliated investment companies also sponsored by the Advisor. The Funds pay no management fees to these affiliated investment companies. Investments in affiliated investment companies for the period ended June 30, 2009 were as follows:

Series A

Affiliated				Net
investment	Value		Sales	realized
companies	12/31/08	Purchases	proceeds	gain (loss)

UBS U.S. Equity Alpha
Relationship Fund	$3,942,771	$1,500,000	$820,000	$(551,710)

UBS U.S. Large Cap
Growth Equity
Relationship Fund	4,006,806	—	800,000	(447,479)

	$7,949,577	$1,500,000	$1,620,000	$(999,189)

		Change in net
Affiliated		unrealized
investment		appreciation	Value	% of
companies		(depreciation)	06/30/09	net assets

UBS U.S. Equity Alpha
Relationship Fund		$796,685	$4,867,746	20.39%

UBS U.S. Large Cap
Growth Equity
Relationship Fund		990,239	3,749,566	15.70%

		$1,786,924	$8,617,312	36.09%

SMA Relationship Trust

Notes to financial statements (unaudited)

Series T

Affiliated				Net
investment	Value		Sales	realized
companies	12/31/08	Purchases	proceeds	(loss)

UBS Corporate Bond
Relationship Fund	$42,711,407	$—	$7,000,000	$(568,940)

UBS U.S. Securitized Mortgage
Relationship Fund	86,654,737	2,000,000	131,545,529	(38,285,458)

	$129,366,144	$2,000,000	$138,545,529	$(38,854,398)

	Change in net
Affiliated	unrealized
investment	appreciation	Value	% of
companies	(depreciation)	06/30/09	net assets

UBS Corporate Bond
Relationship Fund	$2,715,932	$37,858,399	30.32%

UBS U.S. Securitized Mortgage
Relationship Fund	81,176,250	—	0.00%

	$83,892,182	$37,858,399	30.32%

Series M did not have any investments in affiliated investment companies outstanding at June 30, 2009.

On June 26, 2009, Series T redeemed 8,761,932 units of its investment in the UBS U.S. Securitized Mortgage Relationship Fund for cash and portfolio securities (including accrued interest). Series T received cash and portfolio securities with a market value of $39,876,388 and net unrealized depreciation of $(161,680,637) at the time of the transfer in exchange for these units. The cost basis of the portfolio securities transferred to Series T is equal to the UBS U.S. Securitized Mortgage Relationship Fund’s cost of the securities at the time of the transfer.

Purchases and sales of securities
For the period ended June 30, 2009, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds

Series A	$4,406,174	$8,617,125

Series M	78,323,825	128,093,130

Series T	164,310,035	140,287,172

SMA Relationship Trust

Notes to financial statements (unaudited)

Federal income taxes
It is each Fund’s policy to comply with all requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

		2008

	Distributions paid	Distributions paid
	from ordinary	from net long-term	Total distributions
Fund	income	capital gains	paid

Series A	$4,139,344	$2,531,781	$6,671,125

Series M	23,946,718(1)	431,818	24,378,536

Series T	31,206,751	—	31,206,751

(1) $23,939,496 considered tax exempt.

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust’s fiscal year ending December 31, 2009.

At December 31, 2008, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates – December 31,

Fund	2014	2015	2016

Series M	$—	$—	$16,586,487

Series T	1,783,640	—	109,991,161

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended December 31, 2008, Series A incurred, and elected to defer, $6,070,141 of net realized capital losses and $550,455 of net realized foreign currency losses, Series M incurred, and elected to defer, $4,159,180 of net realized capital losses and Series T incurred, and elected to defer, $33,285,312 of net realized capital losses and $21,564 of net realized foreign currency losses.

SMA Relationship Trust

Notes to financial statements (unaudited)

As of and during the period ended June 30, 2009, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of operations. During the period ended June 30, 2009, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Shares of beneficial interest
 For the period ended June 30, 2009 and year ended December 31, 2008, transactions in shares of beneficial interest for each of the Funds was as follows:

Period ended June 30, 2009
		Shares issued on		Net increase
		reinvestment of	Shares	(decrease) in
Fund	Shares sold	distributions	repurchased	shares outstanding

Series A	1,486,543	—	(1,746,749)	(260,206)

Series M	2,742,567	—	(8,270,128)	(5,527,561)

Series T	13,236,254	—	(10,263,485)	2,972,769

Year ended December 31, 2008
		Shares issued on		Net increase
		reinvestment of	Shares	(decrease) in
Fund	Shares sold	distributions	repurchased	shares outstanding

Series A(1)	6,723,638	2,442	(2,544,586)	4,181,494

Series M	13,403,321	—	(58,284,580)	(44,881,259)

Series T	13,738,133	—	(63,287,940)	(49,549,807)

(1) Series A commenced operations on April 2, 2008.

Subsequent events
Events after the date of the Statement of assets and liabilities are evaluated through August 27, 2009. For the Funds, there were no material subsequent events that occurred between the date of the Statement of assets and liabilities through August 27, 2009 that required disclosure in the financial statements.

SMA Relationship Trust

General information (unaudited)

Quarterly Form N-Q portfolio
The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record
You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

SMA Relationship Trust

Board approval of investment advisory agreements

At the meeting of the Board of Trustees (the “Board”) of SMA Relationship Trust (the “Trust”), held on June 1 and 2, 2009 (the “Meeting”), the Board, consisting entirely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Trustees”), considered the continuation of the investment advisory agreements (the “Advisory Agreements”) between the Trust and the Advisor for Series A, Series M and Series T (each a “Fund,” and together, the “Funds”). Prior to the Meeting, the Independent Trustees’ counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 21, 2009, June 1, 2009 and June 2, 2009, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent, and quality of services—In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management

SMA Relationship Trust

Board approval of investment advisory agreements

and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds’ investment performance and investment strategies.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust including administration services provided by the Advisor and underwriting services provided by UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”). The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund’s shareholders.

Performance—In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe for the one-year, three-year, five-year and since inception periods, as applicable. In reviewing the Lipper Reports, the Board noted that Series A and Series M each appeared in one of the top two performance quintiles for each performance period. At the Board’s request, the Advisor addressed the performance data for Series T, which had appeared in the lowest performance quintile for each of the applicable performance periods. The Advisor explained that Series T is a fund of funds that invests in up to four portfolios of the UBS Relationship Funds. Two of the funds in which Series T invests had underperformed their peers during most of the applicable performance periods. The Advisor described

SMA Relationship Trust

Board approval of investment advisory agreements

the underlying funds’ performance, noting in particular security selection and industry allocation as the primary reasons for the underperformance. In addition, the Advisor explained that the turmoil in the sub-prime mortgage and credit markets was also a cause for the underlying funds’ performance issues, describing in particular one of the underlying fund’s allocation to mortgage-and asset-backed securities, including exposure to non-agency mortgage-backed securities and the effects of such investments on performance in the current market. The Advisor noted that prior to April 30, 2009, Series T did not have the ability to purchase individual securities directly, which hampered Series T’s ability to reallocate its exposure to mortgage-backed securities from non-agency mortgage-backed securities to the better-performing agency mortgage-backed securities. The Advisor stated that it believes that the strategy change permitting Series T to invest in portfolio securities directly and enhancements made to the securitized credit research process will help to address the performance issues of Series T.

The Board concluded that the Advisor’s explanations provided a sound basis for understanding the performance of Series T in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor’s efforts to address the underperformance issues of Series T.

Costs and expenses—The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements and that the Advisor assumes all the ordinary operating expenses for the Funds.

Profitability—In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Funds, including the investment by wrap fee clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits

SMA Relationship Trust

Board approval of investment advisory agreements

received by the Advisor’s affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale—The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because each Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

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Trustees
Frank K. Reilly	John J. Murphy
Chairman
Edward M. Roob
Walter E. Auch
Abbie J. Smith
Adela Cepeda
J. Mikesell Thomas

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer
Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

The financial information included herein is taken from the records of the Funds without examination by independent registered public accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

© 2009 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the SMA Relationship Trust at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “code of conduct”) is incorporated by reference herein from Exhibit Ex-99.CODE ETH to the registrant’s report on Form N-CSR filed March 3, 2009 (Accession Number 0001209286-09-000141)(SEC File Number 811-21328)

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	September 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	September 8, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	September 8, 2009